                               THE EARTHGRAINS COMPANY
                               -----------------------

                        EMPLOYEE STOCK OWNERSHIP/401(k) PLAN
                        ------------------------------------

                                  Table of Contents
                                  -----------------
Article                                                                         Page
-------                                                                         ----
1      Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
       1.1.  Plan; Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
       1.2.  Qualified Profit Sharing Plan; ESOP . . . . . . . . . . . . . . . .   1
       1.3.  Effective Date. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
       1.4.  Trust; Trustees . . . . . . . . . . . . . . . . . . . . . . . . . .   1
       1.5.  Administration. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
       1.6.  Adopting Employers. . . . . . . . . . . . . . . . . . . . . . . . .   2
       1.7.  Appendices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2      Definitions and Construction. . . . . . . . . . . . . . . . . . . . . . .   3
       2.1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
       2.2.  Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . .   8
       2.3.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

3      Eligibility and Participation . . . . . . . . . . . . . . . . . . . . . .   9
       3.1.  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
       3.2.  Participation . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
       3.3.  Duration of Participation . . . . . . . . . . . . . . . . . . . . .   9

4      After-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  10
       4.1.  After-Tax Contributions . . . . . . . . . . . . . . . . . . . . . .  10
       4.2.  Minimum and Maximum Percentage Contributions. . . . . . . . . . . .  10
       4.3.  Special Limit on Highly Compensated Employees . . . . . . . . . . .  10
       4.4.  Transfer to Trustee . . . . . . . . . . . . . . . . . . . . . . . .  11

5      Before-Tax Contributions. . . . . . . . . . . . . . . . . . . . . . . . .  12
       5.1.  Before-Tax Contributions. . . . . . . . . . . . . . . . . . . . . .  12
       5.3.  Maximum Dollar Contribution . . . . . . . . . . . . . . . . . . . .  12
       5.4.  Special Limit on Highly Compensated Employees . . . . . . . . . . .  13
       5.5.  Transfer to Trustee . . . . . . . . . . . . . . . . . . . . . . . .  13

6      Employer Contributions. . . . . . . . . . . . . . . . . . . . . . . . . .  14
       6.1.  Employer Matching Contributions . . . . . . . . . . . . . . . . . .  14
       6.2.  Statutory Limit on Contributions. . . . . . . . . . . . . . . . . .  14
       6.3.  Special Limit on Highly Compensated Employees . . . . . . . . . . .  14
       6.4.  Top-Heavy Minimum Benefit . . . . . . . . . . . . . . . . . . . . .  15
       6.5.  Allocation Among Employers. . . . . . . . . . . . . . . . . . . . .  15
       6.6.  Transfer to Trust . . . . . . . . . . . . . . . . . . . . . . . . .  15

7      Compensation Reduction Agreements . . . . . . . . . . . . . . . . . . . .  16
       7.1.  Compensation Reduction Agreements . . . . . . . . . . . . . . . . .  16
       7.2.  Modification of Contributions . . . . . . . . . . . . . . . . . . .  16
       7.3.  Committee Adjustment Authority. . . . . . . . . . . . . . . . . . .  16

                                    i

8      Plan Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
       8.1.  Participant Plan Accounts . . . . . . . . . . . . . . . . . . . . .  17
       8.2.  Participant Cash Accounts . . . . . . . . . . . . . . . . . . . . .  17
       8.3.  Participant Stock Accounts. . . . . . . . . . . . . . . . . . . . .  17
       8.4.  Balance of Accounts . . . . . . . . . . . . . . . . . . . . . . . .  18
       8.5.  Adjustments to Reflect Distributions. . . . . . . . . . . . . . . .  18
       8.6.  Adjustment to Reflect Participant Contributions;
               Diversification Proceeds. . . . . . . . . . . . . . . . . . . . .  18
       8.7.  Adjustment to Reflect Employer Matching
               Contributions . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       8.8.  Adjustments to Reflect Investment Return. . . . . . . . . . . . . .  19
       8.9.  Adjustments to Reflect Dividends. . . . . . . . . . . . . . . . . .  19
       8.10. Maximum Allocations . . . . . . . . . . . . . . . . . . . . . . . .  19

9      Investment Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
       9.1.  Investment Funds. . . . . . . . . . . . . . . . . . . . . . . . . .  22
       9.2.  Stock Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
       9.3.  Participant Loan Funds. . . . . . . . . . . . . . . . . . . . . . .  22
       9.4.  Change of Investment Elections. . . . . . . . . . . . . . . . . . .  23
       9.5.  Investment of Employer Matching Contributions . . . . . . . . . . .  23
       9.6.  Investment of Cash Dividends. . . . . . . . . . . . . . . . . . . .  23
       9.7.  Reporting Persons . . . . . . . . . . . . . . . . . . . . . . . . .  24

10     Trust Suspense Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
       10.1.  Suspense Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .  26
       10.2.  Release from Suspense Fund . . . . . . . . . . . . . . . . . . . .  26
       10.3.  Allocation of Released Shares. . . . . . . . . . . . . . . . . . .  26
       10.4.  Fair Market Value. . . . . . . . . . . . . . . . . . . . . . . . .  27

11     Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
       11.1.  Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
       11.2.  Years of Service . . . . . . . . . . . . . . . . . . . . . . . . .  28
       11.3.  Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

12     Investment Diversification. . . . . . . . . . . . . . . . . . . . . . . .  30
       12.1.  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
       12.2.  Diversification. . . . . . . . . . . . . . . . . . . . . . . . . .  30
       12.3.  Election Procedures. . . . . . . . . . . . . . . . . . . . . . . .  30
       12.4.  Liquidation and Credit of Proceeds . . . . . . . . . . . . . . . .  30

13     Payment of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
       13.1.  Benefit Payments - In General. . . . . . . . . . . . . . . . . . .  32
       13.2.  Payment to Participants. . . . . . . . . . . . . . . . . . . . . .  32
       13.3.  Payment to Beneficiaries . . . . . . . . . . . . . . . . . . . . .  32
       13.4.  Payment of Small Amounts . . . . . . . . . . . . . . . . . . . . .  33
       13.5.  Form of Payment. . . . . . . . . . . . . . . . . . . . . . . . . .  33
       13.6.  Special Rule for Company Shares. . . . . . . . . . . . . . . . . .  33
       13.7.  Required Payments. . . . . . . . . . . . . . . . . . . . . . . . .  34
       13.8.  Earnings on Plan Accounts. . . . . . . . . . . . . . . . . . . . .  34
       13.9.  Life Expectancies. . . . . . . . . . . . . . . . . . . . . . . . .  34
       13.10. Eligible Rollover Distributions. . . . . . . . . . . . . . . . . .  35

                                    ii

14     Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
       14.1.  Designated Beneficiaries . . . . . . . . . . . . . . . . . . . . .  36
       14.2.  Spousal Consent Requirements . . . . . . . . . . . . . . . . . . .  36
       14.3.  Absence of Designated Beneficiary. . . . . . . . . . . . . . . . .  36

15     Participant Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . .  37
       15.1.  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

16     Participant Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
       16.1.  Loan Program; Eligibility. . . . . . . . . . . . . . . . . . . . .  38

17     Relating to Employer Shares . . . . . . . . . . . . . . . . . . . . . . .  39
       17.1.  Investment in Employer Shares; ESOP. . . . . . . . . . . . . . . .  39
       17.2.  Conversion to Cash . . . . . . . . . . . . . . . . . . . . . . . .  39
       17.3.  Voting of Employer Shares. . . . . . . . . . . . . . . . . . . . .  39
       17.4.  Tender of Employer Shares. . . . . . . . . . . . . . . . . . . . .  40
       17.5.  Non-Publicly Traded Shares . . . . . . . . . . . . . . . . . . . .  40

18     Former Employees/Participants . . . . . . . . . . . . . . . . . . . . . .  42
       18.1.  Participation. . . . . . . . . . . . . . . . . . . . . . . . . . .  42
       18.2.  Cessation of Distributions . . . . . . . . . . . . . . . . . . . .  42

19     Amendment and Termination . . . . . . . . . . . . . . . . . . . . . . . .  43
       19.1.  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
       19.2.  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
       19.3.  Withdrawal; Discontinuance of Employer Status. . . . . . . . . . .  43
       19.4.  Termination Distributions. . . . . . . . . . . . . . . . . . . . .  44

20     Mergers, Transfers, and Rollovers . . . . . . . . . . . . . . . . . . . .  45
       20.1.  Plan Merger, Consolidation or Benefit Transfer . . . . . . . . . .  45
       20.2.  Rollover Contributions . . . . . . . . . . . . . . . . . . . . . .  45

21     Plan Administration . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
       21.1.  Human Resources Committee. . . . . . . . . . . . . . . . . . . . .  46
       21.2.  Committee Powers . . . . . . . . . . . . . . . . . . . . . . . . .  46
       21.3.  Benefit Payments . . . . . . . . . . . . . . . . . . . . . . . . .  47
       21.4.  Committee Officers . . . . . . . . . . . . . . . . . . . . . . . .  47
       21.5.  Committee Actions. . . . . . . . . . . . . . . . . . . . . . . . .  47
       21.6.  Committee Member Who is Participant. . . . . . . . . . . . . . . .  47
       21.7.  Resignation or Removal . . . . . . . . . . . . . . . . . . . . . .  47
       21.8.  Information Required from Employer . . . . . . . . . . . . . . . .  48
       21.9.  Information Required from Employees. . . . . . . . . . . . . . . .  48
       21.10. Uniform Rules and Administration . . . . . . . . . . . . . . . . .  48

22     Claims Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
       22.1.  Written Claim for Benefits . . . . . . . . . . . . . . . . . . . .  49
       22.2.  Initial Review of Claim. . . . . . . . . . . . . . . . . . . . . .  49
       22.3.  Claim Review Procedure . . . . . . . . . . . . . . . . . . . . . .  49
       22.4.  Review Decisions Final . . . . . . . . . . . . . . . . . . . . . .  50

                                    iii

23     Change-in-Control Provisions. . . . . . . . . . . . . . . . . . . . . . .  51
       23.1.  Restriction in Case of Change-in-Control . . . . . . . . . . . . .  51
       23.2.  Change-in-Control. . . . . . . . . . . . . . . . . . . . . . . . .  51

24     Adopting Employers. . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
       24.1.  Participation in Plan. . . . . . . . . . . . . . . . . . . . . . .  52
       24.2.  Withdrawal of Participation in Plan. . . . . . . . . . . . . . . .  52

25     General Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
       25.1.  Prohibited Inurement . . . . . . . . . . . . . . . . . . . . . . .  53
       25.2.  No Employment Rights . . . . . . . . . . . . . . . . . . . . . . .  53
       25.3.  Interests Not Transferable . . . . . . . . . . . . . . . . . . . .  53
       25.4.  Absence of Guarantee . . . . . . . . . . . . . . . . . . . . . . .  53
       25.5.  Actions by Employer. . . . . . . . . . . . . . . . . . . . . . . .  53
       25.6.  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
       25.7.  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
       25.8.  Facility of Payment. . . . . . . . . . . . . . . . . . . . . . . .  54
       25.9.  Missing Participants . . . . . . . . . . . . . . . . . . . . . . .  54
       25.10. Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . .  54

Appendix A     Identifying Highly Compensation Employees . . . . . . . . . . . . A-1
       A.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       A.2.  Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . A-1
       A.3.  Employee Percentages. . . . . . . . . . . . . . . . . . . . . . . . A-1
       A.4.  Special Rules for Officers. . . . . . . . . . . . . . . . . . . . . A-2
       A.5.  Tie-Breaking Elections. . . . . . . . . . . . . . . . . . . . . . . A-2

Appendix B     Service Crediting Rules . . . . . . . . . . . . . . . . . . . . . B-1
       B.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
       B.2.  Hours of Service. . . . . . . . . . . . . . . . . . . . . . . . . . B-1

Appendix C     Excess After-Tax Contributions. . . . . . . . . . . . . . . . . . C-1
       C.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       C.2.  After-Tax Contribution Percentage . . . . . . . . . . . . . . . . . C-1
       C.3.  Excess After-Tax Contributions. . . . . . . . . . . . . . . . . . . C-1
       C.4.  Distribution of Excess. . . . . . . . . . . . . . . . . . . . . . . C-2
       C.5.  Gain (Loss) on Distributions. . . . . . . . . . . . . . . . . . . . C-2
       C.6.  Multiple Use Test . . . . . . . . . . . . . . . . . . . . . . . . . C-2

Appendix D     Excess Deferrals. . . . . . . . . . . . . . . . . . . . . . . . . D-1
       D.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . D-1
       D.2.  Request and Distribution. . . . . . . . . . . . . . . . . . . . . . D-1
       D.3.  Income on Distributions . . . . . . . . . . . . . . . . . . . . . . D-1
       D.4.  No Distribution Within the Year . . . . . . . . . . . . . . . . . . D-2

Appendix E     Excess Before-Tax Contributions . . . . . . . . . . . . . . . . . E-1
       E.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . E-1
       E.2.  Before-Tax Contribution Percentage. . . . . . . . . . . . . . . . . E-1
       E.3.  Before-Tax Elective Contributions . . . . . . . . . . . . . . . . . E-1
       E.4.  Distribution of Excess. . . . . . . . . . . . . . . . . . . . . . . E-2

                                    iv

       E.5.  Gain (Loss) on Distributions. . . . . . . . . . . . . . . . . . . . E-2
       E.6.  Multiple Use Test . . . . . . . . . . . . . . . . . . . . . . . . . E-2

Appendix F     Excess Matching Contributions . . . . . . . . . . . . . . . . . . F-1
       F.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1
       F.2.  Matching Contribution Percentage. . . . . . . . . . . . . . . . . . F-1
       F.3.  Excess Matching Contributions . . . . . . . . . . . . . . . . . . . F-1
       F.4.  Distribution of Excess. . . . . . . . . . . . . . . . . . . . . . . F-2
       F.5.  Gain (Loss) on Distributions. . . . . . . . . . . . . . . . . . . . F-2

Appendix G     Top-Heavy Provisions. . . . . . . . . . . . . . . . . . . . . . . G-1
       G.1.  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . G-1
       G.2.  Top-Heavy Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . G-1
       G.3.  Key-Employees; Non-Key Employees. . . . . . . . . . . . . . . . . . G-1
       G.4.  Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . G-1
       G.5.  Adjusted Accrued Benefit. . . . . . . . . . . . . . . . . . . . . . G-2
       G.6.  Aggregation Group . . . . . . . . . . . . . . . . . . . . . . . . . G-2
       G.7.  Adjustment to Benefit Limitations . . . . . . . . . . . . . . . . . G-2


                                   AMENDMENT NO. 1
                                         TO
                               THE EARTHGRAINS COMPANY
                            EMPLOYEE STOCK OWNERSHIP PLAN


                                      Article 1
                                      ---------

                                    Introduction
                                    ------------

1.1.  Plan; Purpose.
-------------------

       The Earthgrains Company Employee Stock Ownership/401(k) Plan ("Plan") is an amendment and restatement of The Earthgrains Company Employee Stock Ownership Plan which was adopted by The Earthgrains Company (formerly Campbell Taggart, Inc.) effective as of July 1, 1994 for the exclusive benefit of its eligible employees and the eligible employees of each other corporation that adopts the Plan. The purpose of the Plan is to provide a method for the accumulation of a fund to assist eligible employees to attain financial security in case of retirement and to assist beneficiaries in case of an eligible employee's death.

1.2.  Qualified Profit Sharing Plan; ESOP.
-----------------------------------------

       The Plan is a profit sharing plan that is intended to satisfy all requirements of section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), and the Employee Retirement Income Security Act of 1974, as amended. The Plan contains an arrangement that allows an eligible employee to elect to have contributions made on his behalf under the Plan. This arrangement is intended to satisfy all requirements of Code
       Section 401(k) and therefore constitute a qualified cash or deferred arrangement.

       A portion of the Plan is designed to invest primarily in the common stock of the Company. This portion is intended to satisfy all requirements of Code Section 4975(e)(7) and therefore constitute an employee stock ownership plan, as defined therein.

1.3.  Effective Date.
--------------------

       As amended and restated, the Plan shall be effective as of July 1, 1996. The rights and obligations of any person whose employment with the Employer terminated before the Effective Date shall be governed by the terms of the Plan in effect on the date his employment terminated, except as provided otherwise in the Plan.

1.4.  Trust; Trustees.
---------------------

       All assets of the Plan shall be held in trust by one or more trustees who have been appointed under a trust agreement between the Trustee and the Investment Committee.

1.5.  Administration.
--------------------

       The Plan shall be administered by the Human Resources
       Committee of the Company described in Article 21.

1.6.  Adopting Employers.
------------------------

       In accordance with Article 24, any Employer may adopt the Plan for the benefit of its eligible employees. The eligible employees of each such Adopting Employer shall participate under the same terms and conditions as the eligible employees of each other such Employer, except to the extent provided in the Plan.

1.7.  Appendices.
----------------

       The Plan may be amplified or modified from time to time by appendices. Each Appendix forms a part of the Plan and its provisions shall supersede Plan provisions as necessary to eliminate any inconsistencies.

                                      Article 2
                                      ---------

                            Definitions and Construction
                            ----------------------------

2.1.  Definitions.
-----------------

       For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

       (a)       "Active Participant" means an Employee who has become
                  ------------------
                 an Active Participant under Section 3.2, but is not a Former Participant.

       (b)       "Adopting Employer" means a corporation that has
                  -----------------
                 adopted the Plan for the benefit of its eligible employees pursuant to Article 24.

       (c)       "After-Tax Contributions" means a Participant's
                  -----------------------
                 contributions to the Plan which are not subject to deduction or exclusion from gross income for federal income tax purposes. After-Tax Contributions are of two types:

                 (i)    "After-Tax Matched Contributions" are
                         -------------------------------
                        contributions for which an Employer Matching
                        Contribution will be made; and

                 (ii)   "After-Tax Unmatched Contributions" are
                         ---------------------------------
                        contributions for which no Employer Matching
                        Contribution will be made.

       (d)       "Anheuser-Busch Shares" means shares of common stock
                  ---------------------
                 of Anheuser-Busch Companies, Inc.

       (e)       "Before-Tax Contributions" means a Participant's
                  ------------------------
                 contributions to the Plan which are properly excluded from gross income pursuant to Code Section 402(g). Before-Tax Contributions are of two types:

                 (i)    "Before-Tax Matched Contributions" are
                         --------------------------------
                        contributions for which an Employer Matching
                        Contribution will be made; and

                 (ii)   "Before-Tax Unmatched Contributions" are
                         ----------------------------------
                        contributions for which no Employer Matching
                        Contribution will be made.

       (f)       "Beneficiary" means a person to whom all or a portion
                  -----------
                 of the Participant's Distributable Benefit is to be paid if he dies before the complete payment of such benefit.

       (g)       "Benefit Payment Date" means the date specified in
                  --------------------
                 Article 13 or properly elected by the Participant (or his Beneficiary) on which his Distributable Benefit is to be paid, determined without regard to any delay in payment caused for administrative reasons.

       (h)       "Break in Service" means a Period of Severance of
                  ----------------
                 twelve (12) consecutive months.

       (i)       "Cash Account" means a cash account maintained on
                  ------------
                 behalf of the Participant under Section 8.2, including all subaccounts thereunder.

       (j)       "Code" means the Internal Revenue Code of 1986, as
                  ----
                 amended, and all valid regulations thereunder.

       (k)       "Committee" means the Human Resources Committee of
                  ---------
                 the Company.

       (l)       "Company" means The Earthgrains Company, a
                  -------
                 corporation organized and existing under the laws of the State of Delaware, and any successor corporation which assumes the Plan and agrees to be bound by the terms and provisions hereof.

       (m)       "Company Share" means a share of the common stock of
                  -------------
                 the Company, par value $.01 per share.

       (n)       "Compensation" means wages, salaries, fees for
                  ------------
                 professional services and other amounts received (whether or not in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)) and excluding the following:

                 (i)      Bonuses;

                 (ii) Amounts paid on account of the Participant's termination of employment (e.g., vacation pay, severance pay, etc.);

                 (iii) Contributions made to a qualified or non-qualified plan of deferred compensation or under a simplified employee pension plan which are not includable in gross income for the taxable year, or any distributions from a plan of deferred compensation;

                 (iv) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (v) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                 (vi) Other amounts which receive special tax benefits, or contributions made (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from gross income); and

                 (vii) Amounts (even if includable in gross income) which are reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, or welfare benefits.

                 The annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).
                 For purposes of calculating the Compensation of an Employee, the rules contained in Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of such Employee who have not attained age nineteen (19) before the close of the Plan Year.

       (o)       "Disability" means a physical or mental condition
                  ----------
                 that permanently prevents a person from performing his usual duties for the Employer or the duties in any other position that the Employer makes available to him and for which he is qualified by reason of his training, education or experience. Disability shall be deemed to exist when certified by a physician selected by the Committee or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not be withheld unreasonably). The Employee shall submit to such medical or psychiatric examinations and tests as such physician deems necessary to make any such disability determination.

       (p)       "Distributable Benefit" means the balance of the
                  ---------------------
                 Participant's Plan Account as of his Benefit Payment Date, as adjusted to reflect any gain or loss allocable to his Plan Account for periods after his Benefit Payment Date and before complete distribution from the Plan.

       (q)       "Effective Date" means July 1, 1996, the effective
                  --------------
                 date of the Plan, as amended and restated.

       (r)       "Employee" means any common-law employee or Leased
                  --------
                 Employee of the Employer.

       (s)       "Employer" means, collectively, the Company and any
                  --------
                 corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Company; and any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company under Code
                 Section 414(o).

       (t)       "Employer Matching Contribution" means a contribution
                  ------------------------------
                 to the Trust Fund made by the Employer under Section
                 6.1.

       (u)       "ERISA" means the Employee Retirement Income Security
                  -----
                 Act of 1974, as amended, and all valid regulations thereunder.

       (v)       "Former Participant" means a Participant who has
                  ------------------
                 become a Former Participant under Section 3.3, but who has not received full payment of his Distributable Benefit or again becomes an Active
                 Participant.

       (w)       "Highly Compensated Employee" means any Employee
                  ---------------------------
                 identified as such under Appendix A.

       (x)       "Hour of Service" means each hour specified as such
                  ---------------
                 under Appendix B.

       (y)       "Investment Committee" means the committee, as
                  --------------------
                 constituted by the Company from time to time, which has the authority to direct the Trustee with respect to the investment of the Trust Fund, except to the extent that Participants and their Beneficiaries direct the Trustee.

       (z)       "Investment Fund" means a fund or funds established
                  ---------------
                 by the Trustee at the direction of the Investment Committee under Section 9.1 in which assets of the Trust Fund attributable to After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and the proceeds of any diversification election under
                 Section 12.2 shall be invested.

       (aa)      "Leased Employee" means a leased employee as defined
                  ---------------
                 in Code Section 414(n).

       (bb)      "Loan Fund" means a fund established by the Trustee
                  ---------
                 under Section 9.3 in which amounts borrowed by a Participant from the Trust Fund under Article 16 shall be deemed to be invested.

       (cc)      "Participant" means an Active Participant or a Former
                  -----------
                 Participant. Except for purposes of Articles 3 through 7, the term "Participant" also includes any person for whom a Plan Account is maintained to reflect a Rollover Contribution.

       (dd)      "Participant Stock Fund" means a portion of the Stock
                  ----------------------
                 Fund which reflects Company Shares allocated to Participants' Stock Accounts.

       (ee)      "Period of Service" means the following:
                  -----------------

                 (i)      In General.  "Period of Service" means the
                          ----------
                          period beginning on the first day for which the Employee is credited with an Hour of Service and ending with the day immediately preceding the first day of a Period of Severance, and any Period of Severance of less than twelve (12) consecutive months. All periods specified above shall be aggregated for purposes of determining an Employee's Period of Service, except as otherwise provided in the Plan.

                 (ii)     Maternity or Paternity Absences.  If an
                          -------------------------------
                          Employee is absent from service for maternity or paternity reasons, and if the absence extends beyond the first anniversary of the date on which the Employee is first absent from service, then (A) a Period of Severance shall not begin until the second anniversary of the date on which the Employee is first absent from service for purposes of determining whether a Break in Service has occurred, and (B) the period after the first anniversary of the date on which the Employee is first absent from service and before he returns to service shall not be treated as part of his Period of Service. For this purpose, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

       (ff)      "Period of Severance" means a continuous period of
                  -------------------
                 time during which the Employee is not employed with the Employer. Except as provided in Section 2.1(ee)(ii), a Period of Severance begins on the earlier of (i) the date on which the Employee dies, retires, quits, or is discharged, or (ii) the twelve
                 (12) month anniversary of the date on which the Employee is otherwise first absent from service, and ends on the first date on which the Employee again is credited with an Hour of Service.

       (gg)      "Plan" means The Earthgrains Company Employee Stock
                  ----
                 Ownership/401(k) Plan, as amended from time to time.

       (hh)      "Plan Account" means the account maintained by the
                  ------------
                 Committee on behalf of a Participant under Section
                 8.1 and includes Cash Accounts and Stock Accounts thereunder.

       (ii)      "Plan Year" means:
                  ---------

                 (i) Prior to July 1, 1996, the consecutive twelve-month period beginning on April 1 and ending on the following March 31 of each year;

                 (ii) After March 31, 1996, the period beginning April 1, 1996 and ending June 30, 1996; and

                 (iii) After June 30, 1996, the consecutive twelve-month period beginning on July 1 and ending on the following June 30 of each year.

       (jj)      "Required Beginning Date" means the April 1 of the
                  -----------------------
                 calendar year following the calendar year in which the Participant attains age 70-1/2.

       (kk)      "Rollover Contribution" means a contribution to the
                  ---------------------
                 Trust made by a Participant under Section 20.2.

       (ll)      "Settlement Date" means the Valuation Date that
                  ---------------
                 coincides with or next follows the date on which the Participant's employment with the Employer terminates for any reason.

       (mm)      "Share Purchase Loan" means a loan or other extension
                  -------------------
                 of credit, the proceeds of which are used to acquire Company Shares.

       (nn)      "Stock Account" means a stock account maintained on
                  -------------
                 behalf of the Participant under Section 8.3, including all subaccounts thereunder.

       (oo)      "Stock Fund" means the fund established by the
                  ----------
                 Trustee under Section 9.2 to hold Company Shares.

       (pp)      "Suspense Fund" means the portion of the Stock Fund
                  -------------
                 which reflects Company Shares not allocated to Participants' Stock Accounts.

       (qq)      "Trust Agreement" means the trust established between
                  ---------------
                 the Investment Committee and the Trustee to hold assets of the Plan.

       (rr)      "Trust Fund" means the fund established in
                  ----------
                 consequence of and for the purpose of the Plan, to be held in trust by the Trustee, from which Trust Fund benefits under the Plan are to be paid.

       (ss)      "Trustee" means Wachovia Bank of North Carolina,
                  -------
                 N.A., the trustee appointed by the Investment
                 Committee to act as Trustee under the Trust
                 Agreement, and any successor trustee appointed under the terms of the Trust.

       (tt)      "Valuation Date" means the last business day of each
                  --------------
                 calendar month.

       (uu)      "Year of Service" means each twelve (12) month period
                  ---------------
                 within the employee's Period of Service.

       A definition introduced later in the Plan also applies for all Plan purposes unless the context plainly requires a different meaning.

2.2.  Gender and Number.
-----------------------

       Pronouns in the Plan stated in the masculine gender include the feminine gender, words in the singular include the plural, and words in the plural include the singular.

2.3.  Headings.
--------------

       All headings in the Plan are included solely for ease of reference and do not bear on the interpretation of the text. As used in the Plan, the terms "Article," "Section," and "Appendix" mean the text that accompanies the specified Article, Section, or Appendix of the Plan.

                                      Article 3
                                      ---------

                            Eligibility and Participation
                            -----------------------------

3.1.  Eligibility.
-----------------

       An Employee shall be eligible to participate in the Plan if the following conditions are satisfied:

       (a)       The Employee is employed with an Adopting Employer;

       (b) The Employee has been credited with one (1) Year of Service;

       (c)       The Employee is a resident of the United States;

       (d) The Employee is not a Leased Employee with respect to the Employer; and

       (e) The Employee is not covered by a collective bargaining agreement entered into with the Employer which excludes the Employee from participation in the Plan.

       The Committee shall notify each Employee of the date he becomes eligible to participate in the Plan and the necessary actions that may be required on his part to obtain or participate in all benefits of the Plan.

3.2.  Participation.
-------------------

       An Employee who was a Participant in the Plan on June 30, 1996 shall remain a Participant in the Plan on the Effective date if on such Effective Date such Employee satisfies the eligibility conditions of Section 3.1. Each other Employee shall become an Active Participant on the first day of the calendar month next following the date on which he first satisfies the eligibility conditions of Section 3.1.

3.3.  Duration of Participation.
-------------------------------

       An Active Participant shall become a Former Participant on the first to occur of the following:

       (a) The date on which his employment with the Employer terminates or he otherwise fails to satisfy the eligibility conditions of Section 3.1; or

       (b)       The date on which the Plan terminates.

       A Former Participant shall remain such until he receives full payment of his Distributable Benefit or again becomes an Active Participant under Article 18.

                                      Article 4
                                      ---------

                               After-Tax Contributions
                               -----------------------

4.1.  After-Tax Contributions.
-----------------------------

       An Active Participant may elect to make After-Tax contributions to the Plan. An election to have amounts withheld from Compensation as After-Tax Contributions must be made in accordance with Article 7, and the amount of After-Tax Contributions is subject to the limitations specified in
       Section 4.2.

4.2.  Minimum and Maximum Percentage Contributions.
--------------------------------------------------

       After-Tax Contributions must be stated as a whole number percentage of Compensation and are subject to the following limitations:

       (a)       After-Tax Matched Contributions.  After-Tax Matched
                 -------------------------------
                 Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (b)       After-Tax Unmatched Contributions.  After-Tax
                 ---------------------------------
                 Unmatched Contributions shall not be less than one percent (1%) and not more than sixteen percent (16%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (c)       After-Tax Matched Contributions and Before-Tax
                 ----------------------------------------------
                 Matched Contributions.  The sum of a Participant's
                 ---------------------
                 After-Tax Matched Contributions and Before-Tax Matched Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (d)       After-Tax Unmatched Contributions and Before-Tax
                 ------------------------------------------------
                 Unmatched Contributions.  The sum of a Participant's
                 -----------------------
                 After-Tax Unmatched Contributions and Before-Tax Unmatched Contributions shall not be more than sixteen percent (16%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

4.3.  Special Limit on Highly Compensated Employees.
---------------------------------------------------

       The After-Tax Contributions made for each Plan Year by the Highly Compensated Employees are subject to the nondiscrimination requirements imposed under Code Section 401(m). Accordingly, to comply with such requirements, the After-Tax Contribution Percentage (as determined under Appendix C) for the group of Highly Compensated Employees must satisfy one of the following tests for each Plan Year:

       (a) The After-Tax Contribution Percentage for the group of Highly Compensated Employees for the Plan Year must not exceed the After-Tax Contribution Percentage for the group of all other Participants for the same Plan Year multiplied by 1.25; or

       (b) The excess of the After-Tax Contribution Percentage for the group of Highly Compensated Employees for the Plan Year over the After-Tax Contribution Percentage for the group of all other Participants for the same Plan Year must not exceed two (2) percentage points, and the After-Tax Contribution Percentage for the group of Highly Compensated Employees must not be more than the After-Tax Contribution Percentage for the group of all other Participants multiplied by two
                 (2).

       The Committee shall monitor the After-Tax Contributions and may restrict the After-Tax Contributions of Highly Compensated Employees at such times during a Plan Year and to such extent as it deems appropriate to satisfy this Section. Any restriction shall be applied first to the Highly Compensated Employee(s) who is contributing the highest percentage of his Compensation as an After-Tax Contribution.

       If this Section is not satisfied for a Plan Year, Appendix C shall apply to determine the proper correction method.

4.4.  Transfer to Trustee.
-------------------------

       After-Tax Contributions shall be paid by the Adopting Employer in cash to the Trustee as soon as such amounts reasonably can be segregated from its general assets, but not more than ninety (90) days, after such amounts are withheld from the Participant's Compensation.

                                      Article 5
                                      ---------

                              Before-Tax Contributions
                              ------------------------

5.1.  Before-Tax Contributions.
------------------------------

       An Active Participant may elect to have Before-Tax Contributions made to the Plan on his behalf by the Adopting Employer. The contribution made by the Adopting Employer under this Section shall equal the amount that the Participant elects to have withheld from his Compensation, and shall be identified as a "Before-Tax Contribution" for purposes of this Plan.

       An election to have amounts withheld from Compensation as Before-Tax Contributions must be made in accordance with
       Article 7, and the amount of Before-Tax Contributions is subject to the limitations specified in Section 5.2.

5.2.  Minimum and Maximum Percentage Contributions.
--------------------------------------------------

       Before-Tax Contributions must be stated as a whole number percentage of Compensation and are subject to the following limitations:

       (a)       Before-Tax Matched Contributions.  Before-Tax Matched
                 --------------------------------
                 Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (b)       Before-Tax Unmatched Contributions.  Before-Tax
                 ----------------------------------
                 Unmatched Contributions shall not be less than one percent (1%) and not more than sixteen percent (16%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (c)       Before-Tax Matched Contributions and After-Tax
                 ----------------------------------------------
                 Matched Contributions.  The sum of a Participant's
                 ---------------------
                 Before-Tax Matched Contributions and After-Tax Matched Contributions shall not be less than one percent (1%) and not more than three percent (3%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

       (d)       Before-Tax Unmatched Contributions and After-Tax
                 ------------------------------------------------
                 Unmatched Contributions.  The sum of a Participant's
                 -----------------------
                 Before-Tax Unmatched Contributions and After-Tax Unmatched Contributions shall not be more than sixteen percent (16%) of the Participant's Compensation for the Plan Year, or such other limitations as the Committee shall determine.

5.3.  Maximum Dollar Contribution.
---------------------------------

       The Before-Tax Contributions and any elective deferrals made by a Participant under all qualified plans maintained by the Employer shall not exceed $9,500 (or such greater amount in effect under Code Section 402(g)) for the calendar year.

       If a Participant withdraws any amount from his Before-Tax Contribution Cash Account under Article 15, the maximum specified above for that Participant for the calendar year immediately following the calendar year during which the Participant makes such withdrawal shall be reduced by the amount of the Before-Tax Contributions made by or on his behalf for the calendar year in which he made the withdrawal.

       If the Before-Tax Contributions made on behalf of a Participant for a calendar year and other elective deferrals (as defined in Code Section 402(g)(3)) exceed $9,500 (or such greater amount in effect under Code Section 402(g)(1)), such Participant may request a corrective distribution of the excess deferrals under Appendix D.

5.4.  Special Limit on Highly Compensated Employees.
---------------------------------------------------

       The Before-Tax Contributions made for each Plan Year on behalf of the Highly Compensated Employees are subject to the nondiscrimination requirements imposed under Code Section 401(k). Accordingly, to comply with such requirements, the Before-Tax Contribution Percentage (as determined under Appendix E) for the group of Highly Compensated Employees must satisfy one of the following tests for each Plan Year:

       (a) The Before-Tax Contribution Percentage for the group of Highly Compensated Employees for the Plan Year must not exceed the Before-Tax Contribution
                 Percentage for the group of all other Participants for the same Plan Year multiplied by 1.25; or

       (b) The excess of the Before-Tax Contribution Percentage for the group of Highly Compensated Employees over the Before-Tax Contribution Percentage for the group of all other Participants for the same Plan Year must not exceed two (2) percentage points, and the Before-Tax Contribution Percentage for the group of Highly Compensated Employees for the Plan Year must not be more than the Before-Tax Contribution Percentage for the group of all other Participants multiplied by two
                 (2).

       The Committee shall monitor the Before-Tax Contributions and may restrict the Before-Tax Contributions of Highly Compensated Employees at such times during a Plan Year and to such extent as it deems appropriate to satisfy this Section; provided that, in lieu of reducing a Participant's aggregate After-Tax Contributions and Before-Tax Contribution percentage, the Committee may allow the Participant to elect to have all or a portion of the Before-Tax Contributions that otherwise would be made by a Participant but for this restriction imposed by the Committee instead contributed as an After-Tax Contribution. Any restriction under this Section shall be applied first to the Highly Compensated Employee(s) who is contributing the highest percentage of his Compensation as a Before-Tax Contribution.

       If this Section is not satisfied for a Plan Year, Appendix E shall apply to determine the proper correction method.

5.5.  Transfer to Trustee.
-------------------------

       Before-Tax Contributions shall be paid by the Adopting
       Employer in cash to the Trustee as soon as such amounts reasonably can be segregated from its general assets, but not more than ninety (90) days, after such amounts are withheld from the Participant's Compensation.

                                      Article 6
                                      ---------

                               Employer Contributions
                               ----------------------

6.1.  Employer Matching Contributions.
-------------------------------------

       An Adopting Employer may make a contribution for each Plan Year on behalf of each Active Participant who received a Before-Tax Contribution for any payroll period within the Plan Year, in an amount determined by the Company in its sole discretion for such Plan Year; provided, however, that the Company in its sole discretion may determine that no contributions shall be made for a Plan Year pursuant to this Section.

       The amount of the Employer Matching Contribution made on behalf of each such Participant shall equal a percentage of the Participant's Before-Tax Matched Contributions and After-Tax Matched Contributions, which percentage shall be announced by the Company prior to the beginning of each Plan Year; provided, however, that the Employer Matching Contribution, if any, made on behalf of Participants who are covered by a collective bargaining agreement entered into with the Adopting Employer may be different from the Employer Matching Contributions for all other Participants.

       The contribution made by an Adopting Employer under this Section shall be identified as an "Employer Matching
       Contribution" for purposes of this Plan.

6.2.  Statutory Limit on Contributions.
--------------------------------------

       Any contrary provision of the Plan notwithstanding, an Adopting Employer shall not make a contribution to the Plan on behalf of any Participant to the extent that:

       (a) The contribution would exceed the amount that can be allocated to the Participant under Section 8.10; or

       (b) The contribution would not be deductible by the Adopting Employer for federal income tax purposes.

       Each contribution to the Plan expressly is conditioned on the ability of the Adopting Employer to deduct the contribution.

6.3.  Special Limit on Highly Compensated Employees.
---------------------------------------------------

       The Employer Matching Contributions made for each Plan Year on behalf of the Highly Compensated Employees is subject to the nondiscrimination requirements imposed under Code Section 401(m). Accordingly, to comply with such requirements, the Matching Contribution Percentage (as determined under Appendix
       F) for the group of Highly Compensated Employees must satisfy one of the following tests for each Plan Year:

       (a) The Matching Contribution Percentage for the group of Highly Compensated Employees for the Plan Year must not exceed the Matching Contribution Percentage for the group of all other Participants for the same Plan Year multiplied by 1.25; or

       (b) The excess of the Matching Contribution Percentage for the group of Highly Compensated Employees for the Plan Year over the Matching Contribution Percentage for the group of all other Participants for the same Plan Year must not exceed two (2) percentage points, and the Matching Contribution Percentage for the group of Highly Compensated Employees must not exceed the Matching Contribution Percentage for the group of all other Participants multiplied by two (2).

       The Committee may restrict the Employer Matching Contribution to be made on behalf of Highly Compensated Employees at such times during a Plan Year and to such extent as it deems appropriate to satisfy this Section. Any restriction shall be applied first to the Highly Compensated Employee(s) who is contributing the highest percentage of his Compensation as a Before-Tax Contribution or After-Tax Contribution.

       If this Section is not satisfied for a Plan Year, Appendix F shall apply to determine the proper correction method.

6.4.  Top-Heavy Minimum Benefit.
-------------------------------

       If the Plan is Top-Heavy for a Plan Year (as determined under Appendix G), a top-heavy minimum contribution shall be made on behalf of each Participant who is a non-key employee for the Plan Year and who is an Employee on the last day of the Plan Year, provided that the Participant does not receive a top-heavy minimum benefit under any other qualified retirement plan maintained by the Employer.

       The top-heavy minimum contribution shall equal the lesser of the following:

       (a) Four percent (4%) of the Participant's Compensation for the Plan Year (or three percent (3%) of the Participant's Compensation for the Plan Year under the circumstances described in Appendix G); or

       (b) A percentage of the Participant's Compensation for the Plan Year equal to the percentage of Compensation received as an Employer Matching Contribution by the key-employee who received the greatest such percentage.

6.5.  Allocation Among Employers.
--------------------------------

       An Adopting Employer shall contribute that portion of the Employer Matching Contribution for the Plan Year that is attributable to Compensation received by each Participant for services performed while in the employ of the Adopting Employer; provided that, any Adopting Employer may make all or any part of the contribution for any other Adopting Employer, if each is a member of the same group which files a consolidated federal income tax return for the year.

6.6.  Transfer to Trustee.
-------------------------

       The amount of Employer Matching Contributions determined under
       Section 6.1 but reduced by the amount of forfeitures, if any, available for application, shall be paid by the Adopting Employer in cash and/or in Company Shares and shall be contributed not later than the time prescribed by law (including extensions) for filing the Employer's federal income tax return for its taxable year.

                                      Article 7
                                      ---------

                          Compensation Reduction Agreements
                          ---------------------------------

7.1.  Compensation Reduction Agreements.
---------------------------------------

       To make or receive After-Tax Contributions and/or Before-Tax Contributions under the Plan, a Participant must file a compensation reduction agreement with the Committee on such form and in accordance with such rules as shall be prescribed by the Committee for this purpose. A Participant must specify on the agreement the percentage by which he elects to reduce his Compensation and the portion of the reduction that he intends as an After-Tax Matched Contribution and an After-Tax Unmatched Contribution and the portion that he intends as a Before-Tax Matched Contribution and a Before-Tax Unmatched Contribution. Once effective, a compensation reduction agreement shall remain in effect until it is modified or revoked, or the Participant ceases to be an Active Participant.

7.2.  Modification of Contributions.
-----------------------------------

       A Participant who has a compensation reduction agreement in effect shall be permitted the following elections:

       (a)       Change in Contribution Rate:  A Participant may elect
                 ---------------------------
                 to change the rate of his After-Tax Contributions and/or Before-Tax Contributions (within the limits specified in Sections 4.2 and 5.2) at such time and in accordance with such rules as prescribed by the Committee.

       (b)       Suspension of Contributions:  A Participant may elect
                 ---------------------------
                 to suspend his After-Tax Contributions and/or Before-Tax Contributions at such time and in accordance with such rules as prescribed by the Committee.

7.3.  Committee Adjustment Authority.
------------------------------------

       Notwithstanding any other provisions of this Plan, the Committee may at any time or times during a Plan Year reduce or suspend the After-Tax Contributions and/or Before-Tax Contributions being made on behalf of a Participant who is a Highly Compensated Employee to the extent the Committee determines is appropriate in order to satisfy the limitations on contributions applicable to Highly Compensated Employees. If the Committee elects to suspend the contributions of a Participant pursuant to this section, contributions shall not resume on behalf of such Participant until the Committee determines the suspension is no longer necessary.

                                      Article 8
                                      ---------

                                   Plan Accounting
                                   ---------------

8.1.  Participant Plan Accounts.
-------------------------------

       The Committee shall maintain a Plan Account for each Participant and such number of accounts and subaccounts within the Plan Account as the Committee deems appropriate to adequately disclose the interest of the Participant in the Trust Fund. At a minimum, each Plan Account shall consist of the Cash Accounts specified in Section 8.2, and the Stock Accounts specified in Section 8.3.

8.2.  Participant Cash Accounts.
-------------------------------

       A Participant's Plan Account shall consist of the following Cash Accounts in addition to such other Cash Accounts as the Investment Committee may deem appropriate:

       (a)       "After-Tax Contribution Cash Account" to reflect cash
                  -----------------------------------
                 amounts attributable to After-Tax Contributions, which account shall be segregated to separately reflect After-Tax Contributions made before January 1, 1987, and the earnings thereon, and After-Tax Contributions made on or after January 1, 1987, and the earnings thereon;

       (b)       "Before-Tax Contribution Cash Account" to reflect
                  ------------------------------------
                 cash amounts attributable to Before-Tax
                 Contributions;

       (c)       "Rollover Contribution Cash Account" to reflect cash
                  ----------------------------------
                 amounts attributable to Rollover Contributions;

       (d)       "ESOP Diversification Cash Account" to reflect cash
                  ---------------------------------
                 amounts attributable to the proceeds of Company
                 Shares liquidated pursuant to a diversification election made under Article 12;

       (e)       "Anheuser-Busch Stock Account" to reflect Anheuser-
                  ----------------------------
                 Busch Shares and Company Shares paid on March 26, 1996, as a dividend on Anheuser-Busch Shares credited to the Participant's Plan Account.

       A separate subaccount under each Cash Account specified in
       (a), (b), (c) and (d) shall be maintained to reflect the Participant's interest in his Loan Fund and each Investment Fund.

8.3.  Participant Stock Accounts.
--------------------------------

       A Participant's Plan Account shall consist of the following Stock Accounts in addition to such other Stock Accounts as the Investment Committee may deem appropriate:

       (a)       "Matching Contribution Stock Account" to reflect
                  -----------------------------------
                 whole and fractional interests in Company Shares acquired with Employer Matching Contributions and amounts attributable thereto;

       (b)       "After-Tax Contribution Stock Account" to reflect
                  ------------------------------------
                 whole and fractional interests in Company Shares attributable to After-Tax Contributions, which account shall be segregated to separately reflect After-Tax Contributions made before January 1, 1987, and the earnings thereon, and After-Tax Contributions made on or after January 1, 1987, and the earnings thereon;

       (c)       "Before-Tax Contribution Stock Account" to reflect
                  -------------------------------------
                 whole and fractional interests in Company Shares attributable to Before-Tax Contributions;

       (d)       "Rollover Contribution Stock Account" to reflect
                  -----------------------------------
                 whole and fractional interests in Company Shares attributable to Rollover Contributions;

       (e)       "ESOP Diversification Stock Account" to reflect whole
                  ----------------------------------
                 and fractional interests in Company Shares as a result of the Participant's election to invest in Company Shares following a diversification election made under Article 12.

       A separate subaccount under each Stock Account specified in
       (a), (b), (c), (d) and (e) shall be maintained to reflect the Participant's interest in each Participant Stock Fund specified in Section 9.2(a) and (b).

8.4.  Balance of Accounts.
-------------------------

       The balance of a Cash Account or Stock Account as of any date is the balance of the account after the immediately preceding Valuation Date, less amounts thereafter properly debited, and plus amounts thereafter properly credited, to the account under this Article. The balance of each Cash Account shall be expressed in United States dollars, except that the Anheuser-Busch Stock Account shall be expressed in numbers (whole or fractional) of Anheuser-Busch Shares and Company Shares. The balance of each Stock Account shall be expressed in number (whole or fractional) of Company Shares.

       The balance of a Participant's Plan Account as of any date is the aggregate balance of all Cash and Stock Accounts within the Plan Account (expressed in United States dollars and number (whole and fractional) of Company Shares, as appropriate) as of such date.

8.5.  Adjustments to Reflect Distributions.
------------------------------------------

       As of each Valuation Date, the balance of each Cash and Stock Account shall be debited to reflect all distributions from the Trust which were drawn from such account and not previously debited.

8.6.  Adjustment to Reflect Participant Contributions; Diversification
----------------------------------------------------------------------
      Proceeds.
      --------

       As of the last day of each calendar month, the balance of each Participant's After-Tax Contribution, Before-Tax Contribution, Rollover Contribution and ESOP Diversification Cash Accounts shall be credited to reflect the After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and proceeds of any diversification election under Section 12.2, respectively, made by or on behalf of the Participant for such calendar month.

       The credit under this Section shall be reflected in the appropriate subaccount under the specified Cash Account in accordance with the Participant's investment direction.

8.7.  Adjustment to Reflect Employer Matching Contributions.
-----------------------------------------------------------

       As of last day of each calendar month, the balance of each Participant's Employer Matching Contribution Stock Account shall be credited to reflect the Employer Matching
       Contributions made on behalf of the Participant for such month.

8.8.  Adjustments to Reflect Investment Return.
----------------------------------------------

       As of each Valuation Date, the balance of the Anheuser-Busch Stock Account shall be credited (or debited) to reflect the net realized or unrealized gain (or loss) since the last Valuation Date and the balance of each subaccount under each Cash Account shall be credited (or debited) to reflect the net realized or unrealized gain (or loss) since the last Valuation Date of the Investment Fund with respect to which the subaccount is maintained. The amount credited (or debited) to each such subaccount shall equal an amount that bears the same ratio to the net gain (or loss) of the Investment Fund as the adjusted balance (as defined below) of the subaccount bears to the aggregate adjusted balances of all subaccounts maintained with respect to the Investment Fund.

       For purposes of this Section, the "adjusted balance" of a subaccount is the balance of such subaccount immediately after the preceding Valuation Date, adjusted as follows:

       (a) The balance is reduced by the portion of the subaccount drawn from the Investment Fund and distributed from the Trust since the preceding
                 Valuation Date; and

       (b) The balance is reduced by the portion of the subaccount drawn from the Investment Fund and credited to the Participant's Loan Fund since the preceding Valuation Date.

       To determine net gain (or loss), all assets in each Investment Fund shall be valued at their fair market value as of the Valuation Date or, if the Valuation Date is not a business day, the last business day that precedes the Valuation Date.

       As of each Valuation Date, the Committee shall debit each subaccount maintained with respect to a Loan Fund to reflect the interest paid to such fund since the preceding Valuation Date as specified in Article 16.

8.9.  Adjustments to Reflect Dividends.
--------------------------------------

       All cash dividends on Company Shares (other than Company Shares credited to the Anheuser-Busch Stock Account) shall be credited to the Participant's corresponding Stock Accounts as of the Valuation Date immediately following the payment of such dividends and applied in accordance with the provisions of Section 9.6. All cash dividends on Anheuser-Busch Shares and Company Shares held in the Anheuser-Busch Stock Account shall be credited to the Anheuser-Busch Stock Account.

8.10. Maximum Allocations.
-------------------------

       Any contrary provision of the Plan notwithstanding, the annual additions (as defined in Code Section 415(c)(2)) made to a Participant's Plan Account for any Limitation Year shall not exceed the limitations imposed under Code Section 415. For purposes of applying the limitations of this Section, "Limitation Year" means the Plan Year and the term "compensation" means compensation as defined in Code Section 415 and the regulations thereunder. The provisions of Code
       Section 415, including but not limited to the provisions of Code Section 415(c)(6), and the regulations thereunder are hereby incorporated herein by this reference.

       If, as the result of a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of Before-Tax Contributions that may be made by a Participant under the limits of Code Section 415, or under other limited facts and circumstances that the Commissioner of the Internal Revenue Service finds justify the availability of this provision, the annual additions (as defined in Code Section 415) for a Participant would cause the limitations of Code Section 415 applicable to that Participant for the Limitation Year to be exceeded, the excess amounts shall not be deemed annual additions in that Limitation Year if they are treated in accordance with one of the following:

       (a) The excess amount in the Participant's Plan Account (excluding those amounts in the Participant's Account attributable to Before-Tax Contributions and After-Tax Contributions) shall be allocated and reallocated (subject to the limits of this Section) among the Employer Matching Contribution Accounts of Participants, until such excess amount has been allocated in its entirety. If the allocation or reallocation of the excess amounts as provided herein causes the limitations of Code Section 415 to be exceeded with respect to each Plan Participant for the Limitation Year, the excess amounts that cannot be so allocated shall be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account must be allocated and reallocated to Participant's Plan Accounts (subject to the limitations of this Section) before any employer contributions and employee contributions which would constitute annual additions may be made to the Plan for that Limitation Year.

       (b) The excess amount in the Participant's Plan Account (excluding those amounts in the Participant's Plan Account attributable to Before-Tax Contributions and After-Tax Contributions) shall be used to reduce Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant, if that Participant is an Active Participant as of the end of the Limitation Year. However, if the Participant is not an Active Participant as of the end of the Limitation Year, then the excess amount must be unallocated in a suspense account for the Limitation Year and shall be allocated and reallocated in the next Limitation Year in the manner specified in subsection (a) above. Furthermore, the excess amount shall be used to reduce Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all the remaining Participants in the Plan. For purposes of this subsection (b), excess amounts may not be distributed to Participants.

       (c) The excess amount in the Participant's Plan Account (excluding those amounts in the Participant's Plan Account attributable to Before-Tax Contributions and After-Tax Contributions) shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all Participants in the Plan in accordance with the rules specified in subsection (a) above. The excess amounts shall be used to reduce Employer Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for Participants in the Plan. For purposes of this subsection (c), excess amounts may not be distributed to Participants.

       (d) Any Before-Tax Contributions (and earnings thereon) which would constitute annual additions (as defined in Code Section 415) for such Limitation Year, to the extent they would reduce the excess amount, shall be distributed to the Participant.

       (e) Any After-Tax Contributions (and earnings thereon) which would constitute annual additions (as defined in Code Section 415) for such Limitation Year, to the extent they would reduce the excess amount, shall be distributed to the Participant.

       A suspense account established pursuant to this Section shall not share in the allocation of Trust Fund earnings, and the balance of such account shall first be used to pay administrative expenses of the Plan and the remainder, if any, shall be returned to the Employer in the event this Plan is terminated prior to the date such account has been allocated in its entirety as a forfeiture. In no event shall excess annual additions be distributed to Participants except as described in paragraphs
       (d) and (e).

       If a Participant is participating or has participated in a defined benefit plan maintained by the Employer, and the combined Plan limitation under Code Section 415 is exceeded in any Limitation Year, the Participant's benefit under such defined benefit plan shall be limited as necessary to satisfy the combined plan limit under Code Section 415.

                                      Article 9
                                      ---------

                                  Investment Funds
                                  ----------------

9.1.  Investment Funds.
----------------------

       The Investment Committee shall maintain within the Trust Fund a diversified group of Investment Funds in which Plan assets attributable to After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and the proceeds of any diversification election under Section 12.2 shall be invested. The Investment Committee shall have the sole discretion to determine the number of Investment Funds to be maintained hereunder and the nature of such funds. In addition, the Investment Committee may change or eliminate the Investment Funds provided hereunder from time to time. Such funds shall be held and administered in accordance with uniform and nondiscriminatory rules of procedure established by the Investment Committee.

       The Committee shall maintain, with respect to each Investment Fund, a separate subaccount under each Cash Account specified in Section 8.2(a), (b), (c) and (d) of each Participant to reflect the Participant's interest in the Investment Fund attributable to the Cash Account.

9.2.  Stock Funds.
-----------------

       The Trustee shall maintain within the Trust Fund a Stock Fund. The Stock Fund shall be apportioned into the Suspense Fund described in Article 10 and two (2) Participant Stock Funds, including the following:

       (a)       "Loan Purchase Fund" which shall reflect Company
                  ------------------
                 Shares acquired with the proceeds of a Share Purchase Loan and allocated to Participants' Stock Accounts.

       (b)       "Cash Purchase Fund" which shall reflect Company
                  ------------------
                 Shares otherwise acquired and allocated to Participants' Stock Accounts.

       The Committee shall maintain, with respect to each Participant Stock Fund specified in (a) and (b), above, a separate subaccount under each Stock Account specified in Section 8.3 to reflect the Participant's interest in the Participant Stock Fund attributable to the Stock Account.

       Anything contained herein to the contrary notwithstanding, at least fifty percent (50%) of the Participant's Before-Tax Matched Contributions and After-Tax Matched Contributions for each Plan Year shall be invested in Company Shares for at least one (1) full Plan Year beginning after the date such Before-Tax Match Contributions and/or After-Tax Matched Contributions are made to the Plan.

9.3.  Participant Loan Funds.
----------------------------

       The Trustee shall maintain within the Trust a Loan Fund on behalf of each Participant in which amounts drawn from an Investment Fund, Anheuser-Busch Stock Account or Stock Fund to make a loan to the Participant under Article 16 shall be deemed to be invested. The Committee shall maintain, with respect to each Loan Fund, a separate subaccount under each Cash Account specified in Section 8.2 to reflect the Participant's interest in the Loan Fund.

9.4.  Change of Investment Elections.
------------------------------------

       Except as provided in Section 9.7 with respect to Reporting Persons (as defined therein), After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and the proceeds of any diversification election under Section 12.2 made by or on behalf of a Participant shall be invested by the Trustee in the Investment Funds in accordance with the Participant's investment elections. A Participant must file investment elections with the Committee upon becoming a Participant.

       The following elections shall be available to each Participant with respect to investment changes:

       (a)       Change in Future Contributions:  A Participant may
                 ------------------------------
                 elect to change his investment options for future After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and the proceeds of any diversification election under Section 12.2 made by or on his behalf. The timing and frequency of such election to change investment options shall be in accordance with such rules as shall be prescribed by the Committee.

       (b)       Change in Current Investments:  A Participant may
                 -----------------------------
                 elect to change his investment options with respect to that the portion of his Plan Account attributable to After-Tax Contributions, Before-Tax Contributions, Rollover Contributions and the proceeds of any diversification election under Section 12.2 made by or on his behalf. The timing and frequency of such election to change investment options shall be in accordance with such rules as shall be prescribed by the Committee.

       If a Participant elects to change his current investments under (b), above, his interest in each Investment Fund shall be converted to cash as of the Valuation Date after the election is made and the proceeds thereof shall be invested in accordance with his election effective as of such Valuation Date.

       Anything contained herein to the contrary notwithstanding, a Participant may elect to invest all or any portion of his Anheuser-Busch Stock Account in one or more Investment Funds; provided however, that a Participant may not elect to transfer any amount in his Plan Account invested in one or more Investment Funds into the Anheuser-Busch Stock Account.

       All investment elections must be filed with the Committee at such time and in such form and manner and in accordance with such rules as shall be prescribed by the Committee for this purpose.

9.5.  Investment of Employer Matching Contributions.
---------------------------------------------------

       Employer Matching Contributions shall be applied annually to pay principal and interest on any Share Purchase Loan or, if a Share Purchase Loan is not outstanding, shall be applied to acquire Company Shares.

9.6.  Investment of Cash Dividends.
----------------------------------

       (a) Cash dividends paid to the Trustee on Company Shares shall be applied as follows:

             (i)       Loan Purchase Fund Shares:  Cash dividends on
                       -------------------------
                       Company Shares held within the Loan Purchase Fund shall be applied to pay principal and interest on the Share Purchase Loan with which such Company Shares were purchased or, if a Share Purchase Loan is not outstanding, shall be applied to acquire Company Shares.

             (ii)      Cash Purchase Fund Shares:  Cash dividends on
                       -------------------------
                       Company Shares held within the Cash Purchase Fund may be distributed to the Participant not later than ninety (90) days after the close of the Plan Year in which such dividends are paid.

             (iii)     Suspense Fund Shares:  Cash dividends on Company
                       --------------------
                       Shares held within the Suspense Fund shall be applied to pay principal and interest on any Share Purchase Loan.

             All cash dividends applied under this paragraph (a) to pay principal and interest on a Share Purchase Loan shall be so applied quarterly together with the Employer Matching Contributions for the Plan Year. All cash dividends applied under this Section to acquire Company Shares shall be so applied at such time as the Trustee may determine.

             When such dividends are applied to pay principal and interest on a Share Purchase Loan or to purchase Company Shares, the appropriate Cash Account shall be debited and the corresponding Stock Account shall be credited to reflect the number (whole or fractional) of Company Shares released or purchased.

       (b)   Cash dividends paid to the Trustee on Anheuser-Busch
             Shares and Company Shares held in the Anheuser-Busch
             Stock Account shall be applied to purchase Anheuser-Busch
             Shares.

9.7.  Reporting Persons.
-----------------------

       (a) Notwithstanding any provision of this Plan to the contrary, including (without limitation) provisions as to the investment of contributions under this Article 9 and provisions as to the powers of the Committee to administer the Plan under Article 21, a "Reporting Person" (as defined herein) may transfer investments between the Stock Fund and an Investment Fund if and only if either (i) the transfer is an acquisition of Company Shares by investment in the Stock Fund pursuant to an election made at least six (6) months after the date of any previous election by such Reporting Person effecting a disposition of Company Shares from the Stock Fund, or
             (ii) the transfer is a disposition of Shares from the Stock Fund pursuant to an election made at least six (6) months after the date of any previous election by such Reporting Person effecting an acquisition of Shares by investment in the Stock Fund; provided however, that the limitation herein shall not apply to any transfer made in connection with the Reporting Person's death, Disability, retirement or termination of employment or any transfer that is required to be made available to Participants pursuant to the Code. As used herein, the term "Reporting Person" means any Participant who, by virtue of the Participant's position as an officer, director or greater than ten percent (10%) shareholder of the Company, is subject to the reporting requirements of Section 16(a) of the Securities Act of 1934.

       (b) Notwithstanding any provision of this Plan to the contrary, any election by a Reporting Person to withdraw amounts distributable pursuant to Article 15 shall be effective only if (i) an election to receive a distribution in cash attributable in whole or in part to the liquidation of an investment in the Stock Fund is made at least six (6) months following the date of any previous election by such Reporting Person effecting an acquisition of Company Shares by investment in the Stock Fund, or (ii) an election to receive a distribution in Company Shares attributable to the liquidation of investments in any Investment Fund other than the Stock Fund is made at least six (6) months following the date of any previous election by such Reporting Person effecting a disposition of Company Shares from the Stock Fund; provided however, that the limitation herein shall not apply to any distribution made in connection with the Reporting Person's death,

             Disability, retirement or termination of employment or any distribution that is required to be made available to Participants pursuant to the Code.

                                     Article 10
                                     ----------

                                 Trust Suspense Fund
                                 -------------------

10.1.  Suspense Fund.
--------------------

       The portion of the Stock Fund reflecting Company Shares which were acquired with the proceeds of a Share Purchase Loan and which have not been allocated to Participants' Stock Accounts shall be deemed to be a "Suspense Fund" which holds such Company Shares pending their release and allocation to the Participants' Stock Accounts under the terms and conditions of this Article.

10.2.  Release from Suspense Fund.
---------------------------------

       Company Shares shall be released from the Suspense Fund as of the date of payment and upon release shall be allocated among the Participants' Stock Accounts under Section 10.3.

       The number of Company Shares released from the Suspense Fund shall equal the number of Company Shares held in the Suspense Fund immediately before the release multiplied by a fraction, the numerator of which is the amount of principal and interest paid on the Share Purchase Loan for the Plan Year, and the denominator of which is the sum of (i) the numerator, and (ii) the amount of principal and interest that will be paid on the Share Purchase Loan in all future Plan Years (determined without regard to any possible renewal or extension of the Share Purchase Loan). For this purpose, if a variable interest rate applies under a Share Purchase Loan, the interest that will be paid on the Share Purchase Loan in future Plan Years shall be computed by using the interest rate in effect at the end of the then current Plan Year.

10.3.  Allocation of Released Shares.
------------------------------------

       Company Shares released from the Suspense Fund under Section
       10.2 shall be allocated among the Participants' Stock Accounts as follows:

       (a)   Allocation Based on Loan Purchase Fund Dividends: First,
             ------------------------------------------------
             a number of Company Shares released as a result of applying the cash dividends paid during the calendar quarter on Company Shares held within the Loan Purchase Fund, plus earnings (if any) that have resulted from the short-term investment of such dividends, to pay principal and interest on the Share Purchase Loan, shall be allocated among the Participants whose Employer Matching Contribution Stock Accounts were credited with such dividends under Section 8.9.

             The number of Company Shares allocated to each such Participant shall equal the number determined by multiplying the total number of Company Shares to be allocated under this subsection by a fraction, the numerator of which is the dollar amount of the cash dividends paid during the calendar quarter on Company Shares held within the Loan Purchase Fund, plus earnings (if any), credited to the Participant's Employer Matching Contribution Stock Account under Section 8.9, and the denominator of which is the dollar amount of the cash dividends paid during the calendar quarter on Company Shares held within the Loan Purchase Fund, plus earnings (if any).

       (b)   Supplemental Allocation Based on Suspense Fund Dividends:
             --------------------------------------------------------
             Second, if the fair market value of the Company Shares released as a result of applying the cash dividends paid during the Plan Year on Company Shares held within the Loan Purchase Fund (disregarding the earnings (if any) from the short-term investment of such dividends) to pay principal and interest on the Share Purchase Loan is less than the dollar amount of such dividends, then a number of Company Shares released as a result of applying the cash dividends paid during the Plan Year on Company Shares held within the Suspense Fund, plus earnings (if any) from the short-term investment of such dividends, with a fair market value equal to the shortfall shall be allocated among the Participant's who received an allocation under (a), above.

             The number of Company Shares allocated to each such Participant shall equal the number determined in the same manner as Company Shares allocated under (a).

             If the number of Company Shares released as a result of applying the cash dividends on Company Shares held within the Suspense Fund, plus earnings (if any) from the short-term investment of such dividends, is less than the number required to make the allocation provided in this subsection, the Company shall contribute an additional number of Company Shares to the Trust Fund to allow a full allocation hereunder.

       (c)   Allocation Based on Matching Contribution:  Third, the
             -----------------------------------------
             number of Company Shares released as a result of applying the Employer Matching Contributions made on behalf of all Participants for the Plan Year, plus earnings (if any) from the short-term investment of such contributions, to pay principal and interest on the Share Purchase Loan (but disregarding that portion of the Employer Matching Contributions and earnings distributed to satisfy Section 6.3), shall be allocated among those Participants on whose behalf an Employer Matching Contribution was made for the Plan Year under Section 6.1.

             The number of Company Shares allocated to each such Participant shall equal the number determined by multiplying the total number of Company Shares to be allocated under this subsection by a fraction, the numerator of which is the dollar amount of the Employer Matching Contribution made on behalf of the Participant, plus earnings (if any) from the short-term investment of such contribution credited to the Participant (but disregarding that portion of the Employer Matching Contribution and earnings distributed to satisfy Section 6.3), and the denominator of which is the dollar amount of the Employer Matching Contribution made on behalf of all Participants for the Plan Year, plus earnings (if any) thereon (disregarding that portion distributed to satisfy Section 6.3).

10.4.  Fair Market Value.
------------------------

       For purposes of this Plan, "fair market value" means the value on any day determined by the Trustee which shall be (i) if Company Shares are traded on a national or regional stock exchange, the closing composite quotation price on that day, or if Company Shares were not traded on such day, the closing price on the next preceding trading day on which Company Shares were traded, (ii) if Company Shares are traded on NASDAQ, the closing NASDAQ price on that day, and (iii) if Company Shares are not traded as described above, the value as determined in accordance with generally accepted valuation principles on a consistent basis acceptable to the Investment Committee.

                                     Article 11
                                     ----------

                               Vesting and Forfeitures
                               -----------------------

11.1.  Vesting.
--------------

       A Participant shall have a non-forfeitable interest in his Anheuser-Busch Stock Account and in his Plan Account attributable to his After-Tax Contributions, Before-Tax
       Contributions and Rollover Contributions.

       A Participant shall obtain a non-forfeitable interest in his Plan Account attributable to Employer Matching Contributions upon the occurrence of (a) his death or Disability, while an Employee, (b) layoff for a period exceeding twelve (12) consecutive months, (c) entry into active duty with any branch of the military services of the United States, or (d) termination of employment following attainment of age sixty
       (60). As of any date prior to the occurrence of an event described in paragraphs (a) through (d) above, a Participant shall obtain a nonforfeitable interest in his Plan Account attributable to Employer Matching Contributions in accordance with the vesting schedule set forth below based upon the number of Years of Service credited to such Participant as of such date:

                Years of Service              Vested Percentage
                ----------------              -----------------
                      1                               0%
                      2 or more                     100%

11.2.  Years of Service.
-----------------------

       (a)      In General.  All Years of Service shall count for
                ----------
                purposes of determining a Participant's vested interest in his Plan Account attributable to his Employer
                Matching Contributions except as provided in (b) below.

       (b)      Disregard of Pre-Break Service for Post-Break Account.
                -----------------------------------------------------
                In the case of a Participant who does not have any vested interest in his Plan Account attributable to Employer Matching Contributions, all Years of Service before a period of consecutive Breaks in Service shall be disregarded for purposes of determining his vested interest in the balance of such account accrued after such Breaks in Service if the number of consecutive Breaks in Service in such period equals or exceeds the greater of (i) 5, or (ii) the aggregate number of Years of Service credited before such period (provided that, such aggregate number of Years of Service shall not include any Years of Service disregarded under this paragraph by reason of prior Breaks in Service).

11.3.  Forfeitures.
------------------

       If a Participant's employment with all Employers terminates at a time when he has no vested interest in his Plan Account attributable to Employer Matching Contributions, then that portion of such account in which he does not have a vested interest shall be forfeited as of the date on which his employment terminates.

       The portion of the Participant's Plan Account in which he does not have a vested interest shall be applied, for the Plan Year in which the Participant's employment with all Employers terminates, to reduce administrative expenses of the Plan and the remainder, if any, thereafter shall be applied to reduce the Employer Matching Contribution. If the Participant is reemployed by an Adopting Employer before he incurs five (5) consecutive Breaks in Service, then he shall have restored to his Employee Matching Contribution Stock Account as of the last day of the calendar month in which he is reemployed an amount equal to the amount of such forfeiture. Any amount restored shall first come from forfeitures that have arisen in the year of reemployment, and if such forfeitures are not sufficient, the Company shall restore such amount.

       For purposes of this Section, if a Participant's Distributable Benefit is $0.00, he shall be deemed to have received payment thereof as of the date on which his employment with all Employers terminates.

                                     Article 12
                                     ----------

                             Investment Diversification
                             --------------------------

12.1.  Eligibility.
------------------

       Except as provided in Section 9.7 with respect to Reporting Persons (as defined therein), a Participant shall be eligible for the diversification election available under of this
       Article if he has attained age fifty-five (55) and completed ten (10) years of participation in the Plan.

12.2.  Diversification.
----------------------

       A Participant who is eligible under Section 12.1, shall be permitted, for each Plan Year within his diversification election period (as defined below), to diversify his Stock Accounts by directing the Trustee to liquidate the following portion of such accounts in order to make the proceeds thereof available for investment in the Investment Funds:

       (a) For the first five (5) Plan Years within his diversification election period, any whole number of Company Shares up to twenty-five percent (25%) of the number of Company Shares credited to his Stock Accounts as of the last day of the Plan Year, less the number of Company Shares previously diversified under this Section.

       (b) For the final Plan Year within his diversification election period, any whole number of Company Shares up to fifty percent (50%) of the number of Company Shares credited to his Stock Accounts as of the last day of the Plan Year, less the number of Company Shares previously diversified under this Section.

       For purposes of this Section, the "diversification election period" is the six (6) Plan Year period that begins with the Plan Year in which the Participant satisfies the eligibility requirements of Section 12.1.

12.3.  Election Procedures.
--------------------------

       To diversify his Stock Accounts, a Participant must file a diversification election with the Committee not later than ninety (90) days after the end of the Plan Year on a form provided by the Committee for this purpose. If a Participant fails to file a timely election, the Participant shall be deemed to have elected not to diversify any portion of his Stock Accounts for such year.

12.4.  Liquidation and Credit of Proceeds.
-----------------------------------------

       If a Participant files a timely diversification election, the Committee shall direct the Trustee to convert the number of Company Shares properly specified by the Participant to cash. Such conversion shall be made as soon as practicable, but not later than ninety (90) days, after the close of the election period specified in Section 12.3 in accordance with Section
       17.2. Proceeds of such conversion, together with the Participant's share of earnings (if any) that have resulted from the short term investment of such proceeds, shall be credited to the Participant's ESOP Diversification Cash
       Account in accordance with Section 8.6 and thereafter, as directed by the Participant, shall be subject to the Participant's investment direction in accordance with Article 9.

       Company Shares converted to cash pursuant to a Participant's diversification election shall be drawn first from the Participant's Employer Matching Contribution Stock Account, to the extent of the balance of such account, and thereafter from After-Tax Matched Contribution Stock Account, Before-Tax Matched Contribution Stock Account, After-Tax Unmatched Contribution Stock Account and the Before-Tax Unmatched Contributions Stock Account.

                                     Article 13
                                     ----------

                                 Payment of Accounts
                                 -------------------

13.1.  Benefit Payments - In General.
------------------------------------

       A Participant (or in case of his death, his Beneficiary) shall be entitled to receive his Distributable Benefit under the terms and conditions of this Article after his employment with the Employer has terminated.

13.2.  Payment to Participants.
------------------------------

       If the Participant survives to his Benefit Payment Date, his Distributable Benefit shall be paid to him in a single-sum payment.

       The single-sum payment shall be made on, or as soon as practicable after, the Participant's Settlement Date; provided that, payment or commencement of payment shall not be delayed beyond sixty (60) days after the end of the Plan Year in which falls the later of the Participant's Settlement Date or the date he attains age sixty-five (65); provided further that payment or commencement of payment shall occur not later than the Participant's Required Beginning Date irrespective of whether the Participant's Settlement Date has occurred. A Participant whose employment with the Employer terminates may elect that his Distributable Benefit be paid as of any date selected by the participant that follows his Settlement Date and precedes his Required Beginning Date.

       An election under this Section must be made on such form and in accordance with such rules as shall be prescribed by the Committee for this purpose.

       If a Participant continues in the employ of the Employer after his Required Beginning Date, any additional amounts credited to his Plan Account under Article 8 shall be distributed as soon as practicable after the credit is determined.

13.3.  Payment to Beneficiaries.
-------------------------------

       If a Participant dies before he receives full payment of his Distributable Benefit, his Beneficiary shall be paid the remaining portion under the following rules:

       (a)      Death Before Benefit Payment Date:  If the Participant
                ---------------------------------
                dies before his Benefit Payment Date, his Distributable Benefit shall be paid to his designated Beneficiary in a single-sum payment.

                The single-sum payment shall be made on, or as soon as practicable after, the Participant's death; provided that, payment or commencement shall not be delayed beyond December 31 of the calendar year after the calendar year of the Participant's death, or, if the Participant's spouse is the Beneficiary and such date is later, the December 31 of the calendar year in which the Participant would have attained age 70-1/2.

       (b)      Death After Benefit Payment Date: If a Participant dies
                --------------------------------
                on or after his Benefit Payment Date, the remaining portion of his Distributable Benefit (if any) shall be paid to his designated Beneficiary in a single-sum payment. The single-sum payment shall be made as soon as practicable after the Participant's death.

       If no designated Beneficiary survives the Participant, the remaining portion of his Distributable Benefit shall be paid to his estate as Beneficiary.

13.4.  Payment of Small Amounts.
-------------------------------

       Any contrary provision of this Article notwithstanding, if a Participant's Distributable Benefit does not exceed $3,500 (and the balance of his Plan Account has not exceeded $3,500 immediately prior to any distribution), a single-sum payment of the full amount of his Distributable Benefit shall be made to the Participant (or in case of his death, his Beneficiary) on or as soon as is practicable after his Settlement Date.
       A payment under this Section 13.4 shall be made in cash only.

13.5.  Form of Payment.
----------------------

       All payments under this Article shall be in the form of cash and, to the extent that the Participant's Plan Account consists of Company Shares, whole shares; provided that, (i) a Participant or Beneficiary who would otherwise receive
       Company Shares may instead elect to have such Company Shares converted to cash and the proceeds thereof distributed, and
       (ii) a Participant or Beneficiary who would otherwise receive cash may instead elect to have such cash converted to shares of Company Shares (whole shares only) and distributed. Any fractional interest in Company Shares shall be converted to cash and distributed. A conversion of Company Shares to cash under this Section shall be made in accordance with Section 17.2.

13.6.  Special Rule for Company Shares.
--------------------------------------

       Any contrary provision of this Article notwithstanding, unless a Participant elects that the special distribution provisions of this Section not apply, his Distributable Benefit shall be distributed as follows:

       (a) Such portion shall be paid in substantially equal periodic payments (not less frequently than annually) over a period not longer than five (5) years, or, if the value of his Distributable Benefit attributable to Company Shares credited to his Stock Account exceeds $500,000 (or such greater amount as may be in effect under Code Section 409(o)(1)(C)), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each $100,000 (or such greater amount as may be in effect under Code Section 409(o)(1)(C)) or fraction thereof by which the value of his Distributable Benefit attributable to Company Shares credited to his Stock Account exceeds $500,000 (or such greater amount as may be in effect under Code
                Section 409(o)(1)(C)).

       (b) Except as provided below, payments under (a) shall commence not later than one (1) year after the end of the following:

                (i) In the case of a Participant whose employment with the Employer terminates after he attains age sixty-five (65), or at any age by reason of death or Disability, the Plan Year in which his employment terminates.

                (ii) In the case of a Participant whose employment with the Employer terminates under circumstances not described in (i), the fifth (5th) Plan Year following the year in which his employment terminates, provided that, this subsection shall not apply if the Participant is reemployed with the Employer before the end of such fifth (5th) Plan Year.

                Commencement prior to the date on which a Participant attains age sixty-five (65) shall be subject to the Participant's consent, and, if a Participant does not consent, commencement shall occur soon as practicable after the Participant attains age sixty-five (65).

13.7.  Required Payments.
------------------------

       Any contrary provision of this Article notwithstanding, payments shall be made with respect to each Participant under the following rules:

       (a) A minimum payment shall be made to a Participant for the calendar year in which he attains age 70-1/2 and each subsequent calendar year. The minimum payment for the calendar year in which he attains age 70-1/2 shall be made by the Participant's Required Beginning Date, and the minimum payment for each subsequent calendar year shall be made by the December 31 of such year.

       (b) If a Participant dies before his Required Beginning Date, a minimum payment will be made to each designated Beneficiary for each calendar year beginning with the following:

                (1) If the Participant's spouse is the Beneficiary, the later of (i) the calendar year that follows the year of the Participant's death, or (ii) the calendar year in which the Participant would have attained age 70-1/2.

                (2)    If the Participant's spouse is not the
                       Beneficiary, the calendar year that follows the year of the Participant's death.

                The minimum payment for each calendar year will be made by the December 31 of such year.

       (c) If a Participant dies before his Required Beginning Date, full payment of all amounts due to a Beneficiary who is not a designated Beneficiary shall be made not later than the December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death.

       (d)      If a Participant dies on or after his Required
                Beginning Date, all payments to a Beneficiary after the Participant's death shall be made at least as rapidly as the payments made to the Participant before his death.

       All payments required under this Section shall be determined under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements thereunder.

13.8.  Earnings on Plan Accounts.
--------------------------------

       If a Participant's employment with the Employer terminates and he does not elect to receive immediate payment of his Distributable Benefit, the Participant's Plan Account shall continue to be credited to reflect investment return and dividends in accordance with Sections 8.8 and 8.9.

13.9.  Life Expectancies.
------------------------

       When necessary under this Article, the life expectancy of a Participant or his Beneficiary shall be determined by the use of the expected return multiples in Tables V and VI of Treasury Regulation Section 1.72-9. Life expectancies shall not be recalculated annually for any purpose under this Article.

13.10. Eligible Rollover Distributions.
--------------------------------------

       Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution (excluding the portion, if any, representing a loan to the Participant) paid directly to one
       (1) eligible retirement plan specified by the distributee in a direct rollover.

       (a)      Eligible Rollover Distribution.  An eligible rollover
                ------------------------------
                distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code
                Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (b)      Eligible Retirement Plan.  An eligible retirement plan
                ------------------------
                is an individual retirement account described in Code
                Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

       (c)      Distributee.  A distributee includes an Employee or
                -----------
                former Employee. In addition, the employee's or former Employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

       (d)      Direct Rollover.  A direct rollover is a payment by the
                ---------------
                Plan to the eligible retirement plan specified by the distributee.

                                     Article 14
                                     ----------

                                    Beneficiaries
                                    -------------

14.1.  Designated Beneficiaries.
-------------------------------

       A Participant may designate one or more persons (concurrently, contingently, or successively) to whom his Distributable Benefit shall be paid if he dies before he receives complete payment of such benefit; provided that, the sole designated Beneficiary of a Participant who is lawfully married shall be his spouse unless his spouse properly consents to the designation of another person or persons as Beneficiary.

       A Beneficiary designation must be made on a form provided by the Committee for this purpose. It shall be effective on the date the designation form actually is received by the Committee, shall revoke all prior designations made by the Participant, and itself may be revoked by the Participant at any time.

       A Beneficiary designation form received by the Committee after a Participant's death shall be null and void, and during a Participant's life, a Beneficiary designation form may be filed only by the Participant.

14.2.  Spousal Consent Requirements.
-----------------------------------

       The spouse of a Participant who designates a person or persons other than such spouse as a Beneficiary must consent in writing to the person or persons designated. The written consent must acknowledge the effect of the designation, and must be witnessed by a member of the Committee or a notary public. The designation of a Beneficiary cannot be changed without spousal consent to the new designation unless the prior consent of the spouse expressly permits future designations by the Participant without further spousal consent.

14.3.  Absence of Designated Beneficiary.
----------------------------------------

       If no designated Beneficiary survives the Participant, then his estate shall be his Beneficiary for purposes of this Plan.

                                     Article 15
                                     ----------

                               Participant Withdrawals
                               -----------------------

15.1.  Eligibility.
------------------

       A Participant may withdraw an amount from his Plan Account in accordance with such rules and procedures as prescribed by the Committee for the administration of a withdrawal program under the Plan. The withdrawal program shall be administered by the Committee on a uniform and nondiscriminatory basis.

                                     Article 16
                                     ----------

                                  Participant Loans
                                  -----------------

16.1.  Loan Program; Eligibility.
--------------------------------

       A Participant or Beneficiary who is a Party in Interest as defined in Section 3(14) of ERISA and who is employed with the Employer may borrow from the Trust in accordance with such rules and procedures as prescribed by the Committee for the administration of a loan program under the Plan. The loan program shall be administered by the Committee on a uniform and nondiscriminatory basis and in a manner designed to insure that loans are available to all such Participants on a reasonably equivalent basis.

                                     Article 17
                                     ----------

                             Relating to Employer Shares
                             ---------------------------

17.1.  Investment in Employer Shares; ESOP.
------------------------------------------

       The Employer Matching Contributions shall be invested by the Investment Committee to provide Participants with whole and fractional interests in Company Shares, subject to minimum fractional interests established by the Investment Committee from time to time. For any period in which such contributions are not invested in Company Shares they shall, at the direction of the Investment Committee, be held within the Trust Fund in cash or invested in short-term investments. Subject to applicable law, the Trustee may acquire Company Shares on the open market, through private purchases, purchases from the Company (including purchases of treasury shares or authorized but unissued shares), or otherwise.

       The portion of the Trust Fund which is invested in Company
       Shares and is attributable to Employer Matching Contributions is intended to satisfy all requirements of Code Section
       4975(e)(7) and therefore constitute an employee stock ownership plan, as defined therein.

17.2.  Conversion to Cash.
-------------------------

       If it is necessary to convert Company Shares held within the Stock Fund to cash for any reason required under the Plan, the following shall apply:

       (a) The Trustee shall purchase such shares with the cash amounts (if any) then reflected in the Participants' Stock Account.

       (b) To the extent that Company Shares cannot be purchased under paragraph (a) above, the Trustee shall sell such shares on the open market, or to any other employee benefit plan or program maintained by the Employer, or to the Company; provided that, any sales to any such employee benefit plan or program or to the Company must satisfy the prohibited transaction exemption requirements set forth in ERISA section 408(e).

       The purchase of Company Shares shall be made under paragraph
       (a) to the extent of the sufficiency of funds, to provide for first, loans under Article 16, second, withdrawals under
       Article 15, third, distributions under Article 13, and finally, investment diversification under Article 12.

17.3.  Voting of Employer Shares.
--------------------------------

       The Company shall use its reasonable best efforts to cause to be delivered to each Participant (or in case of death, his Beneficiary) such notices and informational statements as are furnished to the Company's stockholders with respect to the exercise of voting rights on Company Shares, together with forms by which the Participant (or Beneficiary) may confidentially instruct the Trustee with respect to the voting of Company Shares allocated to his Account. The Trustee shall vote Company Shares held within the Trust as follows:

       (a) The Trustee shall vote Company Shares credited to a Participant's Stock Account and Anheuser-Busch Stock Account with respect to which the Trustee has received timely direction, as directed by the Participant (or Beneficiary) (or abstain if so directed).

       (b) The Trustee shall vote (i) all Company Shares not credited to any Participant's Stock Account and Anheuser-Busch Stock Account, and (ii) all Company Shares credited to a Participant's Stock Account and Anheuser-Busch Stock Account with respect to which the Trustee has not received timely direction, in the same proportion as the Company Shares specified in (a) (disregarding any shares specified in (a) with respect to which the Trustee has received a direction to abstain).

       All voting directions received by the Trustee shall be held in confidence by the Trustee and shall not be divulged or released to any person, including an Employee or any officer or director of any corporation that makes up the Employer.

17.4.  Tender of Employer Shares.
--------------------------------

       Any contrary provision of the Plan notwithstanding, if there is a tender or exchange offer for, or a request or invitation for the tender or exchange of, Company Shares, the Trustee promptly shall furnish to each Participant (or in case of death, his Beneficiary) a notice of such offer, request, or invitation, and shall request direction from the Participant (or Beneficiary) as to the tender or exchange of Company Shares allocated to the Participant's Stock Accounts. The Trustee shall tender or exchange, or retain, Company Shares held within the Trust as follows:

       (a) The Trustee shall tender or exchange, or retain, Company Shares credited to a Participant's Stock Accounts and Anheuser-Busch Stock Account with respect to which the Trustee has received timely direction, as directed by the Participant (or Beneficiary).

       (b) The Trustee shall retain Company Shares credited to a Participant's Stock Accounts and Anheuser-Busch Stock Account with respect to which the Trustee has not received timely direction.

       (c) The Trustee shall tender or exchange, or retain, Company Shares not credited to any Participant's Stock Accounts and Anheuser-Busch Stock Account, in the same proportion as the Employer Shares specified in (a) and
                (b) are tendered or exchanged, or retained.

       All tender or exchange directions received by the Trustee shall be held in confidence by the Trustee and shall not be divulged or released to any person, including an Employee or any officer or director of any corporation that makes up the Employer.

17.5.  Non-Publicly Traded Shares.
---------------------------------

       For any period during which Company Shares are not readily tradable on an established securities market, the following provisions shall apply:

       (a)      Put Option:  When Company Shares are distributed to a
                ----------
                Participant (or in case of death, his Beneficiary), the Company shall grant the recipient an option to put the shares to the Company; provided that, the Company may allow the Trustee to assume the Company's rights and obligations at the time the put is exercised. A put option shall provide that, for a period of sixty (60) days after such shares are distributed, the recipient shall have the right to require the Company to purchase such shares at their fair market value. If the put is not exercised within such sixty (60) day period, the put shall be available for an additional period of sixty (60) days in the following Plan Year. A put option can be exercised by notifying the Company in writing.

                The terms of payment for the purchase of Company Shares subject to a put shall be as set forth in the put, subject to the following:

                (1) In the case of Company Shares distributed as part of a total distribution (as defined below), payment shall be made in substantially equal periodic payments (not less frequently than annually) over a period that begins not later than thirty (30) days after the put is exercised, and that does not exceed five (5) years. If payment is made in installments, adequate security and a reasonable rate of interest shall be provided to the recipient.

                (2) In the case of Company Shares that are not distributed as part of a total distribution, payment shall be made within thirty (30) days after the put is exercised.

                For purposes of this subsection, a "total distribution" means a distribution within one (1) calendar year of the balance to the credit of the Participant's Plan Account.

                Except as otherwise provided in this subsection, or as otherwise required by applicable law, no Company Shares held within or distributed from the Trust shall be subject to a put, call, or other option, or buy-sell or similar arrangement.

       (b)      Distribution Requirements:  Except with respect to
                -------------------------
                distributions required pursuant to Article 13, if Company Shares become subject to a put option under
                (a), any Employer Shares acquired with the proceeds of a Share Purchase Loan which are held within the Trust and credited to a Participant's Stock Accounts shall not be distributed until such Share Purchase Loan is fully repaid.

       For purposes of this Section, whether Company Shares are "readily tradable on an established securities market" shall be determined in accordance with regulations or interpretations adopted by the Internal Revenue Service under Code Section 409(h).

                                     Article 18
                                     ----------

                            Former Employees/Participants
                            -----------------------------

18.1.  Participation.
--------------------

       A person whose employment with the Employer terminates for any reason shall become (or again become) an Active Participant after his reemployment with the Employer in accordance with the following provisions:

       (a)      If he satisfied the eligibility conditions of Section
                3.1 on the day before his employment terminated, he shall become (or again become) an Active Participant on the date he again satisfies such eligibility conditions.

       (b)      If he did not satisfy the eligibility conditions of
                Section 3.1 on the day before his employment terminated, he shall become (or again become) an Active Participant on the entry date specified in Section 3.2 that coincides with or next follows the date he satisfies (or again satisfies) such eligibility conditions.

       An Active Participant who becomes a Former Participant because he fails to satisfy the eligibility conditions of Section 3.1, but whose employment with the Employer has not terminated, shall again become an Active Participant on the date he again satisfies such eligibility conditions.

18.2.  Cessation of Distributions.
---------------------------------

       Subject to Section 13.2 and 13.6, all distributions from the Trust then being made to a Former Participant shall cease as of the date he again becomes an Active Participant.

                                     Article 19
                                     ----------

                              Amendment and Termination
                              -------------------------

19.1.  Amendment.
----------------

       Subject to Article 23, the Company reserves the right to amend the Plan from time to time subject to the following limitations:

       (a) No amendment shall substantively change the duties and liabilities of the Human Resources Committee or the Investment Committee unless such Committee consents to the amendment;

       (b) No amendment shall result in the return to the Employer of any part of the Trust or the income therefrom, or result in the distribution of the Trust to or for the benefit of anyone other than a Participant or Beneficiary;

       (c) No amendment shall reduce the amount or the nonforfeitable portion of a Participant's Plan Account balance as determined as of the later of the effective date or the adoption date of the amendment; and

       (d) No amendment shall eliminate an optional form of distribution with respect to a Participant's existing Plan Account balance as determined as of the later of the effective date or the adoption date of the amendment except as permitted under Code Section 411(d)(6).

       The Company may delegate to the Investment Committee or the Committee or its officers the power to amend the Plan as the Company deems appropriate. Any amendment to the Plan shall be effective with respect to all Adopting Employers without any formal action on the part of any Adopting Employer other than the Company.

19.2.  Termination.
------------------

       Although each Adopting Employer intends to maintain the Plan indefinitely, the Plan is entirely voluntary on the part of each Adopting Employer and the continuation of the Plan and the contributions hereunder should not be construed as a contractual obligation of any Adopting Employer. The Company reserves the right to terminate the Plan in its entirety and to suspend or discontinue (in whole or in part) all contributions to the Trust under the Plan, and each Adopting Employer reserves the right to withdraw from participation.

       The Plan shall terminate in its entirety on any date specified by the Company if advance written notice is given to the Investment Committee, the Committee, the Trustee, and each Adopting Employer.

19.3.  Withdrawal; Discontinuance of Employer Status.
----------------------------------------------------

       If a corporation ceases to be a part of the Employer because of a sale of its stock, then, as of such date and unless the Investment Committee provides otherwise, the following provisions shall apply:

       (a) Such corporation no longer shall be an Adopting Employer or part of the Employer, except that it shall be obligated to make the Before-Tax Contributions specified in Article 5 that correspond to amounts withheld from its Employees' Compensation, and transfer the After-Tax Contributions specified in Article 4 withheld from its Employees' Compensation, for the month that includes such date.

       (b) Employees of such corporation shall be deemed to have terminated employment with the Employer as of such date, and their Settlement Date shall be determined accordingly.

       An Adopting Employer prospectively may revoke its election to participate in the Plan by filing with the Investment Committee and the Trustee a certified copy of a resolution of its Board of Directors providing for such revocation and a certified copy of a resolution of the Board of Directors of the Company approving such action.

19.4.  Termination Distributions.
--------------------------------

       If the Plan terminates, the Investment Committee shall direct a final accounting and distribution of all amounts then held in the Trust to the Participants or Beneficiaries. A distribution shall be made to each Participant or Beneficiary of the Plan Account balance payable to each such person in a single-sum payment. Such distribution shall be made as soon as practicable after the Company receives a favorable determination from the Internal Revenue Service as to the qualified status of the Plan under Code Section 401(a) upon its termination, but not later than one (1) year after the Plan terminates.

                                     Article 20
                                     ----------

                          Mergers, Transfers, and Rollovers
                          ---------------------------------

20.1.  Plan Merger, Consolidation or Benefit Transfer.
-----------------------------------------------------

       This Plan shall not merge or consolidate with any other qualified plan, nor shall assets or liabilities be transferred to any other qualified plan, unless each Participant would (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit that he would have received immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

       This Plan shall not merge or consolidate with any defined benefit pension plan.

20.2.  Rollover Contributions.
-----------------------------

       An Active Participant who has a Plan Account maintained on his behalf which is credited with Before-Tax Contributions and/or After-Tax Contributions may contribute to the Trust Fund cash amounts distributed from any other qualified plan or conduit individual retirement account (as described in Code Section 408(d)(3)(A)(ii)) within sixty (60) days after such distribution, if the distribution is eligible for rollover treatment under the applicable provisions of Code Section 402(a) or 408(d). Contributions made under this Section shall be identified as "Rollover Contributions" for purposes of this Plan.

       Rollover Contributions shall be reflected in a Rollover
       Contribution Cash Account established on behalf of the Employee under Section 8.1. An Employee (or in case of death, his Beneficiary) shall have a nonforfeitable interest in his Rollover Contribution Cash Account at all times.

                                     Article 21
                                     ----------

                                 Plan Administration
                                 -------------------

21.1.  Human Resources Committee.
--------------------------------

       The Plan shall be administered by the HUMAN RESOURCES
       COMMITTEE. Each member of such committee is a "named fiduciary" within the meaning of Section 402(e) of ERISA with respect to the administration of the Plan.

21.2.  Committee Powers.
-----------------------

       The Committee shall have such discretionary powers as are not specifically reserved to the Company, the Investment Committee or the Trustee which are appropriate to administer the Plan, including, but not limited to, the following:

       (a) To determine all questions arising under the Plan, including the power to determine the rights and eligibility of Employees or Participants and their Beneficiaries, and the amount of any benefits due such persons under the Plan;

       (b) To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

       (c) To adopt such rules of procedure as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

       (d) To enforce the Plan provisions and the rules of procedure which it adopts;

       (e) To direct payments or distributions from the Trust under the provisions of the Plan;

       (f) To furnish the Employer with such information relating to the Plan as may be required by it for tax or other purposes;

       (g) To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan;

       (h) To initiate such amendments to the Plan as may be in substance authorized by the Board of Directors of the Company;

       (i) To make equitable adjustments for any mistakes or errors made in the administration of the Plan;

       (j) To request an audit of the Trust to be made at reasonable times (but at least annually) by a certified public accountant, subject to the approval of the Company.

       The Committee shall have such further powers and duties as may be elsewhere specified in the Plan or trust agreement between the Company and the Trustee.

21.3.  Benefit Payments.
-----------------------

       The Committee shall direct the Trustee, either in writing or orally with written confirmation, to make payments from the Trust to Participants and Beneficiaries in accordance with the Plan. Written directions to the Trustee shall contain such information as may reasonably be required by the Trustee for this purpose.

21.4.  Committee Officers.
-------------------------

       The Board of Directors of the Company shall appoint a Chairman from among the members of the Committee, and the Committee shall select a Secretary who may, but need not be, a member of the Committee.

21.5.  Committee Actions.
------------------------

       The Committee shall act by a majority of its members, subject to the following:

       (a) The Committee may delegate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

       (b) A member of the Committee may by writing delegate any or all his rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter;

       (b) The Committee may retain counsel, employ agents, and provide for such clerical and accounting services as it may require to administer the Plan; and

       (c) When there is an even division of opinion among the members of the Committee as to a matter, the Board of Directors of the Company shall decide the matter.

       The actions of the Committee must be taken at a meeting or in writing without a meeting. Three (3) members of the Committee shall constitute a quorum, but the concurrence of at least three (3) members shall be necessary for any action.

21.6.  Committee Member Who is Participant.
------------------------------------------

       If a member of the Committee is a Participant, he may not decide any matter relating to his participation or Plan Account or how his Plan Account or any portion thereof is to be paid to him that he would not have the right to decide were he not a member of the Committee, and he shall not receive any compensation for his services in the administration of the Plan.

21.7.  Resignation or Removal.
-----------------------------

       A member of the Committee may resign at any time by giving thirty (30) days advance written notice to the Board of Directors of the Company and to each other Committee member. The Company may remove a member of the Committee with or without cause by giving advance written notice to such member and each other member of the Committee.

       A member of the Committee who is an Employee shall cease to be a member of the Committee as of the date his employment with the Employer terminates for any reason unless the Board of Directors of the Company acts to continue him as a member.

21.8.  Information Required from Employer.
-----------------------------------------

       The Employer shall furnish the Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the Employer as to an Employee's period(s) of employment and Compensation, shall be conclusive on all persons unless determined by the Committee to be clearly incorrect.

21.9.  Information Required from Employees.
------------------------------------------

       Each person entitled to benefits under the Plan must furnish the Committee from time to time in writing such person's post office address, each change of post office address, and such other data and information as the Committee deems appropriate
       to administer the Plan.   Any communication, statement or
       notice addressed to any person at the last post office address filed with the Committee shall be binding upon such person for all purposes of the Plan.

21.10. Uniform Rules and Administration.
---------------------------------------

       The Committee shall administer the Plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.

                                     Article 22
                                     ----------

                                  Claims Procedure
                                  ----------------

22.1.  Written Claim for Benefits.
---------------------------------

       A Participant, Beneficiary or any other person who believes that he is entitled to, but has been improperly denied, a distribution or benefit under the Plan may file a claim for such distribution or benefit with the Committee. Such claim must be filed on such form and with such documentation as the Committee shall prescribe.

22.2.  Initial Review of Claim.
------------------------------

       The Committee shall consider all properly filed claims for distribution or benefit and shall notify the claimant in writing within sixty (60) days of receipt of the claim as to whether the claim is allowed or denied.

       If the Committee denies a claim, the written notice informing the claimant of the denial shall include the following:

       (a)      The specific reason(s) for the denial of the claim;

       (b) The pertinent Plan provision(s) on which the denial is based;

       (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

       (d) An explanation of the claim review procedure available to the claimant.

       The Committee may deny a claim in whole or in part and shall notify the claimant of the extent of the denial.

22.3.  Claim Review Procedure.
-----------------------------

       A claimant who receives notice that his claim for distribution or benefit is denied in whole or in part may, within sixty
       (60) days after the receipt of the notice, apply to the Committee for a review of the decision. Such application must be made on a form provided by the Committee for this purpose.

       A claimant who files a claim for review with the Committee shall have the following rights:

       (a) Upon reasonable notice to the Committee, the claimant may examine documents in the possession of the Committee that are pertinent to the decision under review; and

       (b) The claimant may submit written comments and issues to the Committee relating to the decision under review.

       The Committee shall notify the claimant in writing within sixty (60) days of the later of the receipt of the application for review or the receipt of written comments and issues from the claimant as to whether the claim is allowed or denied.
       If the application is denied, the written notice informing the claimant of the denial shall include the information specified in Section 22.2.

22.4.  Review Decisions Final.
-----------------------------

       A decision by the Committee on an application for review shall be final and binding on all parties.

                                     Article 23
                                     ----------

                            Change-in-Control Provisions
                            ----------------------------

23.1.  Restriction in Case of Change-in-Control.
-----------------------------------------------

       Any contrary provision of the Plan notwithstanding, in the event of a Change-in-Control of the Company, the unvested portion of a Participant's Account shall immediately become 100% non-forfeitable.

23.2.  Change-in-Control.
------------------------

       For purposes of this Article, a "Change-in-Control" means the merger or consolidation of the Company with or into another corporation as the result of which the Company is not the continuing or surviving corporation; the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation); the acquisition by another person of 50% or more of the Company's then outstanding shares of voting stock; the recapitalization, reclassification, liquidation or dissolution of the Company; or other transaction involving the Company pursuant to which the common stock of the Company would be converted into cash, securities or other property.

                                     Article 24
                                     ----------

                                 Adopting Employers
                                 ------------------

24.1.  Participation in Plan.
----------------------------

       Any Employer may, with the consent of the Board of Directors of the Company, become a party to this Plan by adopting the Plan as its defined contribution plan for its employees. Upon the filing with the Trustee of a certified copy of the resolutions or other document evidencing adoption of the Plan and a written instrument showing the consent of the Board of Directors of participation of such Employer, it shall thereupon be included in the Plan as an Adopting Employer.
       The Board of Directors shall, subject to applicable law, designate the extent, if any, to which the Employees of the Employer may be recognized for service credit with the predecessor companies prior to the date of such adoption for purposes of the Plan. Any contributions by any Employer shall be held by the Trustee subject to the terms and provisions of the Plan and of the Trust Agreement.

24.2.  Withdrawal of Participation in Plan.
------------------------------------------

       Upon any voluntary withdrawal by an Adopting Employer (after giving written notice of intention to withdraw to the Investment Committee), the Investment Committee shall determine that portion of the Trust Fund allocable to the Participants and their Beneficiaries thereby affected, consistent with the provisions of ERISA and the regulations thereunder. Subject to the provisions of ERISA and regulations thereunder, the Investment Committee shall then instruct the Trustee to set aside from the trust assets then held by it, such security and other property as it shall, with the approval of the Investment Committee, deem to be equal in value to the portion of the Trust Fund so allocable to the withdrawing Employer. The Investment Committee shall direct the Trustee, subject to the provisions of ERISA and regulations thereunder, either (1) to hold such assets so set aside and to apply same for the exclusive benefit of the Participants and Beneficiaries so affected on the same basis as if the Trust Fund had been terminated pursuant to Section
       19.2 upon the date of such withdrawal, or (2) to deliver such assets to trustees to be selected by such withdrawing Employer.

                                     Article 25
                                     ----------

                                 General Provisions
                                 ------------------

25.1. Prohibited Inurement.
--------------------------

       The principal or income of the Trust shall not be paid or revert to the Employer or be used for any purpose other than the exclusive benefit of the Participants and Beneficiaries and the payment of the reasonable and necessary expenses of the Trust.

       This Section shall not prohibit the return, upon demand of the Employer, of a contribution made by the Employer to the Trust if:

       (a) The contribution is made as a result of a mistake of fact and the return is within one year of the payment of the contribution; or

       (b) The deduction for the contribution is disallowed under Code Section 404 and the return (to the extent that a deduction is disallowed) is within one year of the disallowance.

       Any contribution returned to the Employer under this Section shall be reduced by any portion of such contribution that previously was distributed and by any losses of the Trust allocable to such contribution.

       In no event shall the return of any contribution cause any Participant's Plan Account balance to be less than the amount of such balance had the contribution not been made.

25.2.  No Employment Rights.
---------------------------

       The Plan is not a contract of employment, and participation in the Plan shall not confer upon any Employee the right to be retained in the employ of the Employer.

25.3.  Interests Not Transferable.
---------------------------------

       Subject to Code Section 401(a)(13)(B), and except as may be required by application of the withholding provisions of the Code or of any state's tax laws, no benefit or interest under the Plan shall be subject to assignment or alienation, either voluntary or involuntary. Payment of benefits to an alternate payee under a qualified domestic relations order meeting the requirements of Code Section 414(p) shall be made on the earliest date allowed under the domestic relations order, which date may be prior to the time the Participant would be eligible to receive a distribution under the terms of the Plan.

25.4.  Absence of Guarantee.
---------------------------

       Benefits under the Plan shall be paid only out of the Trust and the Employer has no legal obligation or liability to make any direct payment of benefits due under the Plan. Neither the Investment Committee nor the Employer in any way guarantees the Trust from loss or depreciation, nor in any way guarantees any payment to any person except as may be required under law.

25.5.  Actions by Employer.
--------------------------

       Any action taken by any corporation that makes up the Employer with respect to the Plan shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

25.6.  Insurance.
----------------

       To the extent provided in resolutions of the Board of the Directors of the Company that are in effect on the Effective Date, the Employer shall indemnify, or purchase insurance for, any officer, director, Employee, member of the Investment Committee, or the Committee to protect such person against liabilities arising from actions for omissions under this Plan. The Company shall notify the Investment Committee and the Committee promptly upon the modification or termination of such resolutions as they may apply to the Investment Committee, the Committee and its members.

25.7.  Expenses.
---------------

       To the extent not paid by the Employer, all costs of Plan administration shall be paid by the Trustee out of Trust assets and shall be allocated among all Plan Accounts in an equitable manner determined by the Investment Committee.

25.8.  Facility of Payment.
--------------------------

       If any person entitled to receive any benefit payment under the Plan is, in the sole judgment of the Committee, under a legal disability or is incapacitated in such a way as to be unable to handle his financial affairs, the Committee may cause all payments due to such person to be made for the benefit of such person to any other person designated by the Committee. Any such payment shall operate as a complete discharge to the Employer, the Investment Committee, the Committee, and the Trustee.

25.9.  Missing Participants.
---------------------------

       The Committee need not search for or locate any Participant or Beneficiary. If the Committee notifies a Participant or Beneficiary that he is entitled to a benefit, and such person fails to file a claim for benefit or otherwise make his whereabouts known to the Committee within a reasonable period of time after the notification, the payment to which he is entitled shall be disposed of in an equitable manner as permitted by law. Notification by the Committee mailed to the last post office address filed with the Committee shall be sufficient notice of benefit entitlement for this purpose.

25.10. Applicable Law.
---------------------

       The Plan shall be governed by the internal laws of the state of Missouri to the extent that federal law does not preempt such laws.

       IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed this ----- day of --------------------, 1996.

ATTEST:                                       THE EARTHGRAINS COMPANY


                                              By:
-------------------------                        -------------------------

                                              Title:
                                                    ----------------------

                                     Appendix A
                                     ----------

                      Identifying Highly Compensation Employees
                      -----------------------------------------

A.1.  Introduction.
------------------

       This Appendix applies to determine the identity of Highly
       Compensated Employees for a Plan Year.

       To the extent that this Appendix does not contain all rules in Code Section 414(q) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

A.2.  Highly Compensated Employee.
---------------------------------

       An Employee is a "Highly Compensated Employee" for a Plan Year if he performs services for the Employer during the Plan Year and any of the following conditions is satisfied:

       (a) The Employee is a five percent (5%) owner of any corporation that makes up the Employer at any time during the prior Plan Year or current Plan Year;

       (b) The Employee received Compensation of more than $50,000 (or such greater amount in effect under Code Section 414(q)(1)(C)) for the prior Plan Year and was a member of the group consisting of the top twenty percent (20%) of the Employees when ranked by Compensation:

       (c) The Employee received Compensation of more than $75,000 (or such greater amount in effect under Code Section 414(q)(1)(B)) for the prior Plan Year;

       (d) The Employee received Compensation of more than $45,000 (or such greater amount as equals fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A)) for the prior Plan Year and was an officer of the Employer at any time during such year.

       An Employee also is a Highly Compensated Employee for the current Plan Year if he is one of the top 100 Employees when ranked by Compensation received for the current Plan Year and is described in (b), (c) or (d) when such paragraphs are applied based on the current Plan Year (determined based on the applicable dollar limitations identified above that are in effect for the current Plan Year).

       In determining whether an Employee is a Highly Compensated
       Employee, the rules contained in Code Section 414(q)(6) shall apply.

A.3.  Employee Percentages.
--------------------------

       To determine the number of Employees for purposes of A.2(b), all Employees who perform services for the Employer during a Plan Year shall be counted as Employees except the following:

       (a) An Employee who has not completed six (6) months of service by the end of the Plan Year (including service completed in the immediately preceding Plan Year);

       (b) An Employee who normally works less than seventeen and one-half (17-1/2) hours per week;

       (c) An Employee who normally works less than six (6) months during any Plan Year;

       (d) An Employee who has not attained age twenty-one (21) by the end of the Plan Year.

       The Employer can modify the exclusions under (a), (b), (c) or
       (d) above by substituting any shorter period of service or lower age than that specified; provided that such modification must be made on a uniform and consistent basis for all employee benefit plans maintained by the Employer.

A.4.  Special Rules for Officers.
--------------------------------

       To determine whether an Employee is a Highly Compensated
       Employee by reason of his position as an officer of a corporation that makes up the Employer, the following rules apply:

       (a) No more than fifty (50) Employees shall be treated as officers; and

       (b) If for any year no officer is described in A.2(d) above, then the highest paid officer shall be treated as a Highly Compensated Employee.

       If the number of Employees who are treated as officers is limited under (a) above, then the officers with the greatest Compensation for the year shall be treated as Highly
       Compensated Employees.

A.5.  Tie-Breaking Elections.
----------------------------

       To determine the identity of Highly Compensated Employees, the Employer shall adopt rounding and tie-breaking rules that are reasonable, nondiscriminatory, and uniformly and consistently applied.

                                     Appendix B
                                     ----------

                               Service Crediting Rules
                               -----------------------

B.1.  Introduction.
------------------

       This Appendix applies to determine the Hours of Service of an Employee for purposes of the Plan.

       To the extent that this Appendix does not contain all rules in section 2530.200b-2 of the Code of Federal Regulations that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

B.2.  Hours of Service.
----------------------

       An Employee shall be credited with an Hour of Service for each of the following:

       (a) Each hour for which he is paid, or entitled to a payment, by the Employer for a period during which he performs services for the Employer;

       (b) Each hour for which he is paid, or entitled to a payment, by the Employer for a period during which he does not perform services for the Employer (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence;

       (c) Each hour for which he is awarded back pay or for which the Employer agrees to back pay (irrespective of the mitigation of damages) unless an hour has been credited for the same period under (a) or (b) above; and

       (d) In the case of an Employee (or former Employee) who is on an authorized leave of absence or on active duty with any branch of the military service of the United States and who is not directly or indirectly paid or entitled to payment by the Employer during such period, an Hour of Service is every regular working hour of every regular working day for which such person would have been credited with an Hour of Service (based on his normal work schedule in effect at the time of the beginning of such leave or military service) had he been actively at work during the period of such leave or military service, but only if such person returns to work at the end of such leave or (in the case of military service) during the period in which his reemployment rights are protected by Federal law.

       Hours credited under (c) shall be credited for the period to which the award or agreement pertains rather than the period in which the award, agreement or payment is made.

                                     Appendix C
                                     ----------

                           Excess After-Tax Contributions
                           ------------------------------

C.1.  Introduction.
------------------

       This Appendix applies for the following purposes:

       (a) To determine the After-Tax Contribution Percentage for each group of Participants specified in Section 4.3; and

       (b) To determine the proper correction method if Section 4.3 is not satisfied for the Plan Year.

       To the extent that this Appendix does not contain all rules in Code Section 401(m) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

C.2.  After-Tax Contribution Percentage.
---------------------------------------

       The following definitions apply for purposes of Section 4.3 and this Appendix:

       (a) The "After-Tax Contribution Percentage" ("ACP") for a group of Participants is the average of the After-Tax Contribution Ratios of each Participant in the group.

       (b)    The "After-Tax Contribution Ratio" ("ACR") of a
              Participant is the ratio determined by dividing his After-Tax Contributions for the Plan Year by his Compensation.

       For purposes of this Section, a Participant's Compensation is the Compensation he received for that portion of the Plan Year during which he was a Participant. Thereafter, a Participant's Compensation is the Compensation he received for the full Plan Year, including periods during the Plan Year during which he was not a Participant.

C.3.  Excess After-Tax Contributions.
------------------------------------

       If Section 4.3 is not satisfied for a Plan Year, then some or all Highly Compensated Employees shall have made an excess
       After-Tax Contribution for the Plan Year.

       The amount of the excess After-Tax Contribution of a Highly Compensated Employee shall be determined as follows:

       (a) The ACR of the Highly Compensated Employee with the highest ACR is reduced as necessary to satisfy Section 4.3, or cause the ACR of such Highly Compensated Employee to equal the ACR of the Highly Compensated Employee with the next highest ACR.

       (b)    The process in (a) is repeated as necessary to satisfy
              Section 4.3.

       The excess After-Tax Contribution of a Participant is equal to the dollar amount represented by the reduction in his ACR caused by the application of the above rules.

C.4.  Distribution of Excess.
----------------------------

       The Committee shall cause to distribute the excess After-Tax Contribution of each Highly Compensated Employee (plus the gain or minus the loss allocable thereto) to satisfy Section
       4.3. The distribution shall be made by the last day of the Plan Year following the Plan Year in which the excess After-Tax Contribution was made.

       Amounts distributed under this Appendix shall be debited to the Participant's After-Tax Contribution Cash Account, and shall be drawn from each Investment Fund in which such account is invested in proportion to the amount invested in each such fund immediately after the Valuation Date that precedes the date of the distribution.

       Amounts distributed under this Appendix shall not include any part of any Employer Matching Contribution attributable to excess After-Tax Contributions. Employer Matching Contributions attributable to excess After-Tax Contributions shall be forfeited and shall be applied in accordance with the provisions of Section 11.3.

C.5.  Gain (Loss) on Distributions.
----------------------------------

       The gain (or loss) allocable to an excess After-Tax Contribution distributed under this Appendix is equal to the net gain (or loss) for the Plan Year credited (or debited) to the Participant's After-Tax Contribution Cash Account multiplied by a fraction, the numerator of which is the dollar amount of the excess After-Tax Contribution and the denominator of which is the balance in such account at the end of the Plan Year reduced by the net gain (or increased by the net loss) credited (or debited) to such account for the Plan Year.

C.6.  Multiple Use Test.
-----------------------

       After the excess After-Tax Contribution (determined under this Appendix), and the excess Before-Tax Contribution (determined under Appendix E), has been determined for each Highly Compensated Employee, the "multiple use test" specified in regulations adopted under Code Section 401(m) shall be applied by comparing the ACP for each group of Participant's specified in Section 4.3 with the Before-Tax Contribution Percentage (as determined under Appendix E) for each group of Participants specified in Section 5.4. If the multiple use test is not satisfied for a Plan Year, then some or all Highly Compensated Employees shall be considered to have made an additional excess After-Tax Contribution for the Plan Year. The amount of the additional excess After-Tax Contribution shall be determined in accordance with the process specified in C.4, which shall be applied as necessary to satisfy the multiple use test. The Committee shall cause to distribute the additional excess After-Tax Contribution of each Highly Compensated Employee (plus the gain or minus the loss allocable thereto) as specified above in this Appendix.

       For purposes of applying the multiple use test specified herein, the ACP for the group of Highly Compensated Employees shall be determined by disregarding the excess After-Tax Contribution of each such Highly Compensated Employee as determined under this Appendix without regard to this C.7, and the Before-Tax Contribution Percentage for the group of Highly Compensated Employees shall be determined by disregarding the excess Before-Tax Contribution of each such Highly Compensated Employee as determined under Appendix E (including the excess Before-Tax Contribution which results from applying the multiple use test specified in Appendix E).

                                     Appendix D
                                     ----------

                                  Excess Deferrals
                                  ----------------

D.1.  Introduction.
------------------

       This Appendix applies if the elective deferrals (as defined in Code Section 402(g)(3)) of a Participant exceed $9,500 (or such greater amount in effect under Code Section 402(g)(1)) and the Participant requests that a corrective distribution of the excess be made from under this Plan.

       To the extent that this Appendix does not contain all rules in Code Section 402(g) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

D.2.  Request and Distribution.
------------------------------

       A Participant may request that a corrective distribution of excess deferrals be made from the Trust Fund by filing a request with the Committee on a form provided by the Committee for this purpose, subject to the following:

       (a) The request must be filed no later than March 1 following the calendar year in which the Participant made the excess deferrals;

       (b) The request must specify the amount of the excess deferral that the Participant attributes to the Plan; and

       (c) The Participant must certify that the amount requested is an excess deferral or provide such evidence as is required by the Committee to establish that the amount request is in fact an excess deferral.

       The Committee shall promptly review each request and, if it approves the request, shall instruct the Trustee to distribute the requested amount (plus the gain or minus the loss allocable thereto) to the Participant not later than the April 15 after the request is filed. In the event the elective deferrals of a Participant exceed the amount specified in D.1. and the Participant does not request a corrective distribution of such excess deferrals, such Participant shall be deemed to have made such request for distribution of such excess deferrals so that such amounts can be distributed to such Participant.

       Amounts distributed under this Appendix shall be debited to the Participant's Before-Tax Contribution Cash Account, and shall be drawn from each Investment Fund in which such account is invested in proportion to the amount invested in each such fund immediately after the Valuation Date that precedes the date of the distribution.

D.3.  Income on Distributions.
-----------------------------

       The gain (or loss) allocable to an excess deferral distributed under this Appendix is equal to the net gain (or loss) for the Plan Year credited (or debited) to the Participant's Before-Tax Contribution Cash Account multiplied by a fraction, the numerator of which is the dollar amount of the excess deferral and the denominator of which is the balance in such account at the end of the Plan Year reduced by the net gain (or increased by the net loss) credited (or debited) to such account for the Plan Year.

D.4.  No Distribution Within the Year.
-------------------------------------

       No corrective distributions of excess deferrals shall be made before the end of the Plan Year in which the deferrals were made.

                                     Appendix E
                                     ----------

                           Excess Before-Tax Contributions
                           -------------------------------

E.1.  Introduction.
------------------

       This Appendix applies for the following purposes:

       (a) To determine the Before-Tax Contribution Percentage for each group of Participants specified in Section 5.4; and

       (b) To determine the proper correction method if Section 5.4 is not satisfied for the Plan Year. To the extent that this Appendix does not contain all rules in Code Section 401(k) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

E.2.  Before-Tax Contribution Percentage.
----------------------------------------

       The following definitions apply for purposes of Section 5.4 and this Appendix:

       (a) The "Before-Tax Contribution Percentage" ("BCP") for a group of Participants is the average of the Before-Tax Contribution Ratios of each Participant in the group.

       (b) The "Before-Tax Contribution Ratio" ("BCR") of a Participant is the ratio determined by dividing his Before-Tax Contributions for the Plan Year (disregarding any Elective Contributions distributed or that will be distributed under Appendix D) by his Compensation.

       For purposes of this Section, a Participant's Compensation is the Compensation he received for that portion of the Plan Year during which he was a Participant. Thereafter, a Participant's Compensation is the Compensation he received for the full Plan Year, including periods during the Plan Year during which he was not a Participant.

E.3.  Before-Tax Elective Contributions.
---------------------------------------

       If Section 5.4 is not satisfied for a Plan Year, then some or all Highly Compensated Employees shall have made an excess
       Before-Tax Contribution for the Plan Year.

       The amount of the excess Before-Tax Contribution of a Highly Compensated Employee is determined as follows:

       (a) The BCR of the Highly Compensated Employee with the highest BCR is reduced as necessary to satisfy Section 5.4, or cause the BCR of such Highly Compensated Employee to equal the BCR of the Highly Compensated Employee with the next highest BCR.

       (b)    The process in (a) is repeated as necessary to satisfy
              Section 5.4.

       The excess Before-Tax Contribution of a Participant is equal to the dollar amount represented by the reduction in his BCR caused by the application of the above rules.

E.4.  Distribution of Excess.
----------------------------

       The Committee shall cause to distribute the excess Before-Tax Contribution of each Highly Compensated Employee (plus the gain or minus the loss allocable thereto) to satisfy Section
       5.4. The distribution shall be made by the last day of the Plan Year following the Plan Year in which the excess Before-Tax Contribution was made.

       Amounts distributed under this Appendix shall be debited to the Participant's Before-Tax Contribution Cash Account, and shall be drawn from each Investment Fund in which such account is invested in proportion to the amount invested in each such fund immediately after the Valuation Date that precedes the date of the distribution.

       Amounts distributed under this Appendix shall not include any part of any Employer Matching Contribution attributable to excess Before-Tax Contributions. Employer Matching Contributions attributable to excess Before-Tax Contributions shall be forfeited and shall be applied in accordance with the provisions of Section 11.3.

E.5.  Gain (Loss) on Distributions.
----------------------------------

       The gain (or loss) allocable to an excess Before-Tax Contribution distributed under this Appendix is equal to the net gain (or loss) for the Plan Year credited (or debited) to the Participant's Before-Tax Contribution Cash Account multiplied by a fraction, the numerator of which is the dollar amount of the excess Before-Tax Contribution and the denominator of which is the balance in such account at the end of the Plan Year reduced by the net gain (or increased by the net loss) credited (or debited) to such account for the Plan Year.

E.6.  Multiple Use Test.
-----------------------

       After the excess Before-Tax Contribution (determined under this Appendix), and the excess Matching Contribution (determined under Appendix F), has been determined for each Highly Compensated Employee, the "multiple use test" specified in regulations adopted under Code Section 401(m) shall be applied by comparing the BCP for each group of Participant's specified in Section 5.4 with the Matching Contribution Percentage (as determined under Appendix F) for each group of Participants specified in Section 6.4. If the multiple use test is not satisfied for a Plan Year, then some or all Highly Compensated Employees shall be considered to have made an additional excess Before-Tax Contribution for the Plan Year. The amount of the additional excess Before-Tax Contribution shall be determined in accordance with the process specified in E.3, which shall be applied as necessary to satisfy the multiple use test. The Committee shall cause to distribute the additional excess Before-Tax Contribution of each Highly Compensated Employee (plus the gain or minus the loss allocable thereto) as specified above in this Appendix.

       For purposes of applying the multiple use test specified herein, the BCP for the group of Highly Compensated Employees shall be determined by disregarding the excess Before-Tax Contribution of each such Highly Compensated Employee as determined under this Appendix without regard to this E.6.

                                     Appendix F
                                     ----------

                            Excess Matching Contributions
                            -----------------------------

F.1.  Introduction.
------------------

       This Appendix applies for the following purposes:

       (a) To determine the Matching Contribution Percentage for each group of Participants specified in Section 6.3; and

       (b) To determine the proper correction method if Section 6.3 is not satisfied for the Plan Year.

       To the extent that this Appendix does not contain all rules in Code Section 401(m) (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

F.2.  Matching Contribution Percentage.
--------------------------------------

       The following definitions apply for purposes of Section 6.3 and this Appendix:

       (a) The "Matching Contribution Percentage" ("MCP") for a group of Participants is the average of the Matching Contribution Ratios of each Participant in the group.

       (b)    The "Matching Contribution Ratio" ("MCR") of a
              Participant is the ratio determined by dividing his Matching Contributions for the Plan Year by his Compensation.

       For purposes of this Section, a Participant's Compensation is the Compensation he received for that portion of the Plan Year during which he was a Participant. Thereafter, a Participant's Compensation is the Compensation he received for the full Plan Year, including periods during the Plan Year during which he was not a Participant.

F.3.  Excess Matching Contributions.
-----------------------------------

       If Section 6.3 is not satisfied for a Plan Year, then some or all Highly Compensated Employees shall have received an excess Matching Contribution for the Plan Year.

       The amount of the excess Matching Contribution received by a Highly Compensated Employee is determined as follows:

       (a) The MCR of the Highly Compensated Employee with the highest MCR is reduced as necessary to satisfy Section 6.3, or cause the MCR of such Highly Compensated Employee to equal the MCR of the Highly Compensated Employee with the next highest MCR.

       (b)    The process in (a) is repeated as necessary to satisfy
              Section 6.3.

       The excess Matching Contribution received by a Participant is equal to the dollar amount represented by the reduction in his MCR caused by the application of the above rules.

F.4.  Distribution of Excess.
----------------------------

       The Committee shall cause to distribute the excess Matching Contribution received by each Highly Compensated Employee (plus the gain or minus the loss allocable thereto) to satisfy
       Section 6.3. The distribution shall be made by the last day of the Plan Year following the Plan Year for which the excess Matching Contribution was received.

       Amounts distributed under this Appendix shall be debited first to the Participant's ESOP Diversification Cash Account (from the segregated portion thereof that reflects the proceeds from the liquidation of Company Shares credited to the Participant's Matching Contribution Stock Account), to the extent of the balance of such account, and thereafter to the Participant's Matching Contribution Cash Account. Amounts debited to the Participant's ESOP Diversification Cash Account shall be drawn from each Investment Fund in which such account is invested in proportion to the amount invested in each such fund immediately after the Valuation Date that precedes the date of the distribution. If a Participant's Matching Contribution Cash Account is not sufficient to provide any required payment under this Section, first Company Shares reflected in the Cash Purchase Fund and thereafter Company Shares reflected in the Loan Purchase Fund shall be converted to cash to provide for the required payment.

F.5.  Gain (Loss) on Distributions.
----------------------------------

       The gain (or loss) allocable to an excess Matching Contribution distributed under this Appendix is equal to the net gain (or loss) for the Plan Year credited (or debited) to the Participant's Matching Cash Account multiplied by a fraction, the numerator of which is the dollar amount of the excess Matching Contribution and the denominator of which is the balance in such account at the end of the Plan Year reduced by the net gain (or increased by the net loss) credited (or debited) to such account for the Plan Year.

                                     Appendix G
                                     ----------

                                Top-Heavy Provisions
                                --------------------

G.1.  Introduction.
------------------

       This Appendix applies to determine whether the Plan is a Top-Heavy Plan for a Plan Year.

       To the extent that this Appendix does not contain all rules in Code Section 416 (and the regulations thereunder) that apply for this purpose, such rules are incorporated herein by reference and shall supplement this Appendix.

G.2.  Top-Heavy Plan.
--------------------

       For purposes of Section 6.4 and this Appendix, the Plan is Top-Heavy for a Plan Year if, as of the determination date, the adjusted accrued benefit of key-employees under all qualified plans within the aggregation group is more than sixty percent (60%) of the adjusted accrued benefit of all non-key employees under all qualified plans within the aggregation group.

G.3.  Key-Employees; Non-Key Employees.
--------------------------------------

       A "key-employee" is any Employee who at any time during the Plan Year or any of the four (4) preceding Plan Years was:

       (a) An officer of any corporation that makes up the Employer with Compensation of more than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year, provided that no more than fifty (50) Employees shall be treated as officers;

       (b) One of the ten (10) Employees with Compensation of more than the amount in effect under Code Section 415(c)(1)(A) for the Plan Year who owns the largest interest in the Employer, provided that an Employee who owns not more than a one-half percent (1/2%) interest in value shall not be counted, and if two (2) Employees have the same interest, the Employee with the greater Compensation for the Plan Year shall be treated as owning a larger interest;

       (c) A five percent (5%) owner of any corporation that makes up the Employer; and

       (d) A one percent (1%) owner of any corporation that makes up the Employer with Compensation for the Plan Year of more than $150,000.

       A "non-key employee" is any Employee who is not a key-employee.

G.4.  Determination Date.
------------------------

       The "determination date" is the last day of the immediately preceding Plan Year.

G.5.  Adjusted Accrued Benefit.
------------------------------

       The "adjusted accrued benefit" of an Employee is the sum of the Employee's adjusted account balance under this Plan plus his adjusted accrued benefit under any other qualified plan within the aggregation group in which the Employee participates or has participated.

       An Employee's "adjusted account balance" under this Plan is his Account balance as of the determination date, adjusted as follows:

       (a) The Employee's Plan Account is increased by the total amount of all distributions made from the Account during the five (5) year period ending on the determination date;

       (b) The Employee's Plan Account is disregarded if he has not performed services for the Employer at any time during the five (5) year period ending on the determination date;

       (c) The Employee's Plan Account is disregarded if he was a key-employee for a prior Plan Year but is not a key-employee for the current Plan Year;

       (d) The Employee's Plan Account does not include the amount of any contribution actually paid to the Trust Fund after the determination date (except with respect to the first Plan Year); and

       (e) The Employee's Plan Account is increased or decreased by the amount of any rollover or transfer in which the Plan is the recipient or distributor as provided in Code
              Section 416(g)(4)(A).

       An Employee's adjusted accrued benefit under each other qualified plan within the aggregation group shall be determined under such plan and Code Section 416.

G.6.  Aggregation Group.
-----------------------

       The "aggregation group" includes the following qualified plans:

       (a) Each qualified plan of the Employer in which a key-employee participated in the Plan Year containing the determination date or any of the four (4) preceding Plan Years;

       (b) Each qualified plan of the Employer which enabled a plan described in (a) to satisfy the requirements of Code
              Section 401(a)(4) or 410; and

       (c) At the election of the Employer, any qualified plan of the Employer that is not described in (a) or (b) but that satisfies the requirements of Code Sections 401(a)(4) or 410 when considered together with such plans.

       The plans described in (a) and (b) together constitute the "required aggregation group." The plans described in (a), (b) and (c) together constitute the "permissive aggregation group."

G.7.  Adjustment to Benefit Limitations.
---------------------------------------

       If the Plan is Top-Heavy for a Plan Year and, as of the determination date, the adjusted accrued benefit of key-employees under all qualified plans within the aggregation group is more than ninety percent (90%) of the adjusted accrued benefit of all non-key-employees under all qualified plans within the aggregation group then the following rules shall apply:

       (a) A factor of 1.0 shall be used in the denominator of the defined benefit fraction and defined Contribution fraction used to determine the combined plan limit under
              Section 8.10 instead of a factor of 1.25; and

       (b) A factor of three percent (3%) shall be used in calculating the top-heavy minimum contribution under
              Section 6.4 instead of a factor of four percent (4%).

       This Section shall apply only for Plan Years in which the above specified conditions exist.